                               [graphic omitted]

-------------------------------------------------------------------------------
REPUBLIC
NEW YORK TAX-FREE BOND FUND

REPUBLIC
EQUITY FUND

REPUBLIC
FIXED INCOME FUND

REPUBLIC
INTERNATIONAL EQUITY FUND

REPUBLIC
SMALL CAP EQUITY FUND

[Logo]
REPUBLIC
FAMILY OF FUNDS
---------------                                     SEMI-ANNUAL REPORT
                                                        APRIL 30, 1997

REPUBLIC FUNDS

SEMI-ANNUAL REPORT - APRIL 30, 1997 (UNAUDITED)

TABLE OF CONTENTS
                                                                   PAGE

President's Message ...........................................      1
Commentary from the Investment Adviser ........................      2

REPUBLIC FUNDS
REPUBLIC NEW YORK TAX-FREE BOND FUND AND REPUBLIC EQUITY FUND
Schedules of Investments ......................................      7
Statements of Assets and Liabilities ..........................     17
Statements of Operations ......................................     19
Statements of Changes in Net Assets ...........................     20

REPUBLIC ADVISOR FUNDS TRUST
REPUBLIC FIXED INCOME FUND, REPUBLIC INTERNATIONAL EQUITY FUND AND REPUBLIC SMALL CAP EQUITY FUND
Statements of Assets and Liabilities ..........................     22
Statements of Operations ......................................     23
Statements of Changes in Net Assets ...........................     25
Notes to Financial Statements .................................     28
Financial Highlights ..........................................     36

REPUBLIC PORTFOLIOS
Schedules of Investments ......................................     43
Statements of Assets and Liabilities ..........................     69
Statements of Operations ......................................     70
Statements of Changes in Net Assets ...........................     71
Notes to Financial Statements .................................     74
Financial Highlights ..........................................     80

PRESIDENT'S MESSAGE

                                                                     June 1997

DEAR SHAREHOLDER:

    We are very pleased to present you with the semi-annual reports for the Republic Funds and the Republic Advisor Funds Trust for the six months ended April 30, 1997. In this report we have provided you with a commentary from the Investment Adviser, Republic National Bank of New York.

    We hope you find this commentary and accompanying financial summaries informative and as always we would be delighted to hear from you to answer any questions you might have or provide you with additional information.

    Financial statements and portfolio holdings for the Republic Funds and the Republic Advisor Funds Trust for the six months ended April 30, 1997 also follow. We look forward to servicing your financial needs and appreciate your continued support.

                              Respectfully submitted,

                          /s/ George O. Martinez

                              George O. Martinez
                              President

COMMENTARY FROM THE INVESTMENT ADVISER -
REPUBLIC NATIONAL BANK OF NEW YORK

U.S. ECONOMIC REVIEW
Financial markets were generally positive although volatile during the first half of the fiscal year ending October 31, 1997. Data released during the six months showed the US economy expanded rapidly while inflation remained tame. As the period progressed, investors became increasingly focused on the strength of the economic activity and the likelihood that the Federal Reserve would raise interest rates to guard against price pressures and the risk of a recession. In March 1997, policymakers surprised few by raising the federal funds rate a quarter of a point to 5.5%. This pre-emptive strike was the first increase in more than two years.

The Federal Reserve tightening is not expected to derail the continued solid economic performance of U.S. industries. The U.S. Gross Domestic Product surged 3.8% during the last three months of 1996 and 5.8% during the first three-months of 1997, the fastest pace in a decade. This rapid rate of growth reflected a spike in consumer spending and a sharper-than-expected buildup in inventories. Robust spending at the retail level led to an acceleration in factory orders as businesses restored stock levels. Industrial production growth was wide-spread, with automobiles, business equipment, home appliances and high technology items all recording strong gains.

High employment figures helped fuel the surge in consumer spending. The U.S. unemployment rate fell to 4.9% in April 1997, down from 5.2% six months earlier, while non-farm payrolls grew by an average of 229,000 a month during the period. Despite the robust job market and reports that skilled workers were increasingly hard to find, the Employment Cost Index rose only modestly, helping to keep the inflation picture positive.

GLOBAL ECONOMIC REVIEW
Major economies around the world also exhibited positive trends. In Europe, the economic recovery entered its third year with earnings gathering steam and European restructuring beginning to show favorable results. Interest rates drifted lower and inflation rates moderated. In addition, recent declines of European currencies provided a competitive boost for Europe's exporting sectors. The challenge ahead for European governments is to reign in spending in order to meet the monetary convergence criteria set forth under the Maastrict Treaty.

The Japanese economy showed higher than expected growth, supported primarily by a jump in exports. However, Japan's recovery continues to be erratic and future gains may be limited by the restrictive stance of the recently passed fiscal 1997 budget. At issue is whether private consumption and capital expenditures will increase quickly enough to take up the slack.

MARKET ENVIRONMENT
U.S. stocks advanced sharply during the period, but with heightened volatility as investors became wary of rising interest rates and the sustainability of corporate profits. Market capitalization was a key factor to influence performance, with large capitalization stocks continuing a trend of dominance which has been in place for more than one year. International equity markets also posted solid gains, led by double digit advances by almost all European markets. Weakness in the Pacific Rim region held back overall returns for international investors.

Fixed income markets generally lagged equities during the six month period, responding to perceptions of an accelerating U.S. economy. Nevertheless, long-term investors found themselves being compensated with high yields as interest rates reached historically high levels in relation to the rate of inflation. Although bond prices fell across the entire maturity spectrum, income helped offset bond price declines resulting in modest total returns for bond investors. The tax-exempt fixed income sector also experienced some erosion in prices due to rising interest rates, despite little new issuance of municipal bonds. In the face of strong investor demand, yields of municipals ended the period below their historical averages in relation to Treasury securities.

PORTFOLIO REVIEW
Republic New York Tax-Free Bond Fund
------------------------------------
The Republic New York Tax-Free Bond Fund Class Y (Advisor Class) returned 1.57%* for the six month period ended April 30, 1997, compared to 1.56% for the Lipper NY Municipal Bond Fund Index**. As of April 30, 1997, the Fund's duration (interest rate sensitivity) was 8.33 years.*** The Fund's annualized 30-day SEC yield was 4.74%* (Class Y).

The first six months of the fiscal year was a challenging time for fixed income products, however, high-quality tax-exempt securities demonstrated reasonable stability and favorable relative value during the period. As quality spreads tightened in response to investors seeking higher yields, the Fund increased its exposure to high quality Triple A bonds. Throughout the period, the Republic New York Tax-Free Bond Fund maintained the highest credit standards and a moderate duration, a measure of the portfolio's sensitivity to interest rate shifts. As of April 30, 1997, the Fund was anticipating a further hike in rates by the Federal Reserve, and was taking a slightly defensive position through increased purchases of high coupon bonds.

  *The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the 30-day SEC yield figure would have been 4.37%.
   The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper NY Municipal Bond Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe.
***The composition of the portfolio is subject to change.

Republic Equity Fund
--------------------
The Republic Equity Fund Class Y (Advisor Class) returned 10.96%* for the six month period ended April 30, 1997, compared to 8.52% for the Lipper Growth Fund Index.**

In January 1997, Alliance Capital Management L.P. and Brinson Partners, Inc. replaced Lord Abbett & Co. as sub-advisers of the Fund. In connection with the change in sub-advisers, the Fund implemented more flexible investment policies which enable it to invest in a wider variety of securities. Following the change in sub-advisors, the Fund's sector allocations shifted. Exposure to Consumer Staples, Consumer Discretionary, Healthcare and Technology all rose, while exposure to the Energy and Utility sectors were reduced.

Alliance capital emphasizes companies with "growth" oriented qualities, while Brinson focuses on companies with "value" oriented characteristics. On a cumulative basis over the last six months, value and growth oriented companies in aggregate performed similarly, however, there was a great divergence in results when reviewed on a month-to-month basis. The two new sub-advisors are expected to complement each other with their different styles and help smooth and enhance investment results over time.

As of April 30, 1997, the Fund's portfolio held 128 company securities. The top sector weightings were approximately 21.4% Consumer Products and Services, 17.8% Technology and Communications, 10.1% Banking & Finance and 8.8%
Pharmaceuticals.***

  *The total return set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower.
   The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper Growth Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe.
***The composition of the portfolio is subject to change.

Republic Fixed Income Fund
--------------------------
The Republic Fixed Income Fund returned 2.50%* for the six month period ended April 30, 1997 compared to 1.38% for the Lipper A Rated Bond Fund Index.** As of April 30, 1997 the Fund's 30 day SEC yield was 5.88%.

During the last six months, holdings in the mortgage sector contributed most to the outperformance, while the corporate sector and currency hedged foreign bonds added modestly to the relative results. Mortgages remained the largest weighting in the Fund, offering fair value relative to Treasury bonds and attractive value relative to other sectors. As the period progressed and spreads tightened, the average quality of corporate holdings was upgraded and the exposure to foreign bonds was reduced to near 3% in favor of Treasury bonds. The Fund's strategy at the end of the period was based on real interest rates appearing attractive in light of past inflation data but less attractive on a prospective basis. Against this backdrop, the interest rate sensitivity of the portfolio remained near its benchmark. Should value opportunities develop, we believe the Fund is poised to take advantage of them.***

  *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower. Without waivers of fees the 30-day SEC yield figure would have been 5.67%.
   The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper A Rated Bond Fund Index: an equally weighted composite composed of the 30 largest mutual funds within this investment objective.
***The composition of the portfolio is subject to change.

Republic International Equity Fund
----------------------------------
The Republic International Equity Fund earned 11.37%* for the six month period ended April 30, 1997, outperforming the 8.74% advance of the Lipper International Equity Fund Index.**

European investments posted extraordinary results in U.S. dollar terms during the last six months, despite currency weakness which moderated results for dollar-based investors. Telecommunications and technology related holdings were among the most significant contributors to the Fund's outperformance. Superior stock selection and low exposure in Japan relative to the benchmark also enhanced results. Compared to the MSCI EAFE Index benchmark,*** the Portfolio remained most significantly underweighted in Japan, Germany and the United Kingdom, and overweighted in Sweden, Canada and Mexico.

As of April 30, 1997, the Republic International Equity Portfolio was broadly diversified with 176 equity holdings representing 29 countries. The Portfolio's weightings by geographical region were as follows: Europe 48%, Japan 27%, Pacific Ex-Japan 14%, and 11% in other regions. The largest five holdings of the Portfolio represent 7.45% of the Portfolio: Mannesmann AG (Germany: machinery & engineering), Tokyo Electron (Japan: electronic components), Bank of Scotland (United Kingdom: financial), Astra (Sweden: medical, drugs), Telefonica de Espana (Spain: phone utility).****

   *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower.
    The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
  **Lipper International Equity Fund Index is an equally weighted index composed of the 30 largest mutual funds in this universe.
 ***MSCI EAFE Index based on the share prices of approximately 1,600 companies listed on stock exchanges in the 22 developed countries that make up the MSCI National Indices.
****International investing involves increased risk and volatility. The composition of the portfolio is subject to change.

Republic Small Cap Equity Fund
------------------------------
The Republic Small Cap Equity Fund returned -1.21%* for the six month period ended April 30, 1997 compared to -8.16% for the Lipper Small Company Fund Index.**

While small capitalization stocks generally trailed larger issues, small growth-oriented stocks held in the Fund significantly lagged the market. The portfolio's largest sectors remained Technology, Leisure and Healthcare, with only leisure benefiting from increased investor interest during the period. While the overall sector weightings were a negative contributor to performance, individual holdings within those sectors posted above average returns.

The Fund's strategy is based on the belief that the market is earnings-driven, and that individual stock selection will be unusually important in producing above-average portfolio returns. With market volatility expected to persist in the months ahead, the portfolio's focus remains on well-positioned and attractively valued growth stocks that can perform well regardless of the economic backdrop.

As of April 30, 1997, the Small Cap Equity Portfolio in which the Fund invests all of its investable assets, was broadly diversified in company securities. The top sector weightings were approximately 14.9% Computer Software & Services, 13.9% Business Services, 12.4% Medical, Health Technology & Services and 8.8% U.S Government Agency Obligations.***

  *The performance set forth reflects the waiver of a portion of the Fund's advisory and administrative fees. Without waivers of fees, total return for the period would have been lower.
   The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
 **Lipper Small Company Fund Index: is an equally weighted index composed of the 30 largest mutual funds in this universe.
***Small capitalization stocks typically involve more risk since they have experienced a greater degree of market volatility. The composition of the portfolio is subject to change.

This material must be preceeded or accompanied by a current prospectus.

REPUBLIC NEW YORK TAX-FREE BOND FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997

                                                                    RATINGS
   PRINCIPAL                                                        MOODY'S/               VALUE
    AMOUNT          DESCRIPTION                         MATURITY     S&P(c)                NOTE 2
    ------          -----------                         --------     ------                ------
            NEW YORK MUNICIPAL
              OBLIGATIONS - 90.4%(a)
$  500,000  Brookhaven New York, General
              Obligation, FGIC Insured 5.50% ...         10/1/12      Aaa/AAA            $  497,255
   250,000  Erie County, New York, General
              Obligation, Series B, FGIC Insured
              5.375% ...........................         6/15/07      Aaa/AAA               254,873
   500,000  New York Housing Corporation,
              Revenue, Refunding 5.500% ........         11/1/10       A1/AA                492,980
   750,000  Metropolitan Transit Authority of
              New York, Service Contract
              Commuter Facility - Series P
              5.750% ...........................          7/1/15     Baa1/BBB               721,733
 1,000,000  New York NY, General Obligation,
              Series H 6.000% ..................          8/1/14     Baa1/BBB+              988,260
   450,000  New York City Housing Development
              Corporation, Multi Family Mortgage
              Revenue, Refunding - Series A FHA
              Insured 6.550% ...................         10/1/15      NR/AAA                467,978
   200,000  New York City Municipal Water and
              Sewer, Finance Authority, Water
              and Sewer System, Revenue, Series
              A, FGIC Insured, VRDN 4.250% .....         6/15/25     VMIG1/A1+              200,000
   750,000  New York City Municipal Water and
              Sewer, Finance Authority, Water
              and Sewer, Revenue, Refunding -
              Series A 5.750% ..................         6/15/16       A2/A-                740,100
   500,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.100% ..............          1/1/09        A/A                 513,750
 1,000,000  New York City Industrial Development
              Agency, Special Facilities,
              Revenue, Terminal One Group
              Project, AMT 6.000% ..............          1/1/15        A/A                 992,910
   375,000  New York State Dormitory Authority,
              Revenue, State University,
              Educational Facilities, Series A
              6.250% ...........................         5/15/17     Baa1/BBB+              380,156
   500,000  New York State Dormitory Authority,
              Revenue, Court Facilities, Series
              A 5.625% .........................         5/15/13     Baa1/BBB+              482,835
 1,000,000  New York State Dormitory Authority,
              City University, Revenue, Series
              A, AMBAC Insured 5.625% ..........          7/1/16      Aaa/AAA             1,004,580
   225,000  New York State Dormitory Authority,
              Revenue, Mental Health Service
              Facility Series B 6.500% .........         8/15/11     Baa1/BBB+              240,815
   500,000  New York State Dormitory, State
              University, Educational
              Facilities, Revenue 5.750% .......         5/15/09     Baa1/BBB+              498,265
 1,000,000  New York State Dormitory Authority,
              Revenues,Mental Health Services,
              Series B 5.500% ..................         8/15/17     Baa1/BBB+              937,780
   300,000  New York State, Energy Research &
              Development Authority, Pollution
              Control Revenue, Niagara Mohawk
              Power Corporation, Series B, LOC -
              Toronto Dominion, VRDN 4.000% ....         12/1/25      Aa2/NR                300,000
   100,000  New York State, Energy Research &
              Development Authority, Pollution
              Control Revenue, Niagara Mohawk
              Power Corporation, Series C, LOC -
              Canadian Imperial Bank, VRDN
              4.000% ...........................         12/1/25       P1/NR                100,000
   400,000  New York State, Energy Research &
              Development Authority, Pollution
              Control Revenue, Niagara Mohawk
              Power Corporation, Series B, LOC -
              Morgan Guaranty Trust, VRDN 4.050%          7/1/27      NR/A1+                400,000
 1,000,000  New York State Environmental
              Facilities Corporation, Pollution
              Control Revenue, Water Revolving
              Fund - Series C 5.850% ...........         1/15/15      Aaa/AAA             1,013,480
   200,000  New York State Environmental
              Facilities Corporation, Pollution
              Control Revenue, Water Revolving
              Fund - Series E 6.400% ...........         6/15/03       Aa2/A                213,762
 1,000,000  New York State Housing Finance
              Agency, Service Contract
              Obligation, Revenue, Refunding,
              Series C 5.875% ..................         9/15/14     Baa1/BBB               972,370
   950,000  New York State Local Government
              Assistance Corporation, Revenue,
              Series D Pre-Refunded 4/01/02 @
              102 7.000% .......................          4/1/18      Aaa/AAA             1,056,277
 1,000,000  New York Local Government Assistance
              Corporation, Series A 6.000% .....          4/1/16       A3/A               1,010,740
   400,000  New York State Medical Care
              Facilities, Revenue, Hospital &
              Nursing Home, FHA Insured 6.400% .         8/15/14      NR/AAA                418,616
   500,000  New York State Power Authority,
              Revenue & General Purpose, Series
              CC 5.000% ........................          1/1/09      Aa/AA-                484,705
   100,000  New York State Thruway Authority,
              General Revenue, VRDN, FGIC
              Insured 3.950% ...................          1/1/24     VMIG1/AAA              100,000
 1,000,000  New York State Thruway Authority,
              Service Contract, Revenue, Local
              Highway and Bridge 5.875% ........          4/1/14     Baa1/BBB               984,160
 1,000,000  New York State Urban Development
              Corporation, Revenue 5.750% ......          4/1/12     Baa1/BBB               982,280
   300,000  Niagara County, New York, General
              Obligation, MBIA Insured 5.900% ..         7/15/15      Aaa/AAA               305,061
   700,000  Port Authority of New York & New
              Jersey, Special Obligation,
              Versatile Structure, VRDN, SPA -
              Bayerische Landesbank 3.950% .....          8/1/24     VMIG1/A1+              700,000
   500,000  Port Authority of New York & New
              Jersey, Special Obligation,
              Revenue, JFK International
              Terminal, MBIA Insured, AMT 5.750%         12/1/22      Aaa/AAA               489,160
   250,000  Port Authority of New York & New
              Jersey, Series 71 6.500% .........         1/15/26      A1/AA-                262,403
   250,000  Suffolk County New York Water
              Authority, Series C, AMBAC Insured
              5.750% ...........................          6/1/10      Aaa/AAA               253,833
   750,000  Syracuse New York Senior Citizen
              Housing Corporation, East Hill
              Village Appartments, Series A
              6.125% ...........................         11/1/10       NR/A-                769,050
   250,000  Yonkers, New York, General
              Obligation, Series A, FGIC Insured
              6.500% ...........................         2/15/12      Aaa/AAA               268,010
                                                                                        -----------
            TOTAL NEW YORK MUNICIPAL OBLIGATIONS
              (COST $20,574,206) ................................................        20,498,175
                                                                                        -----------
            OTHER BONDS AND NOTES - 13.6%(a)
   355,000  Puerto Rico Commonwealth Highway &
              Transportation Authority, Revenue,
              Series H 6.250% ..................          7/1/12      Baa1/A                379,310
 1,000,000  Puerto Rico Commonwealth Highway &
              Transportation Authority, Revenue,
              Series W 5.500% ..................          7/1/08      Baa1/A              1,001,220
   250,000  Puerto Rico Commonwealth, General
              Obligation, MBIA Insured 7.500% ..          7/1/04      Aaa/AAA               287,165
   200,000  Puerto Rico Electric Power
              Authority, Revenue, Refunding
              Series S, MBIA Insured 7.000% ....          7/1/06      Aaa/AAA               228,720
   750,000  Puerto Rico Electric Power
              Authority, Revenue, Series O
              6.000% ...........................          7/1/10     Baa1/BBB+              758,498
   400,000  Puerto Rico Public Buildings
              Authority, Revenue, Series A,
              AMBAC Insured 6.250% .............          7/1/08      Aaa/AAA               439,664
                                                                                        -----------
            TOTAL OTHER BONDS AND NOTES
              (COST $3,093,076) .................................................         3,094,577
                                                                                        -----------

            SHORT-TERM INVESTMENT - 0.4%
   101,959  Provident New York Tax Free Money Market Fund (Cost $101,959) .......           101,958
                                                                                        -----------
TOTAL INVESTMENTS - 104.5% (COST $23,769,241)(d) ................................        23,694,710
OTHER LIABILITIES IN EXCESS OF ASSETS - (4.5)%...................................        (1,021,734)
                                                                                        -----------
NET ASSETS - 100.0% .............................................................       $22,672,976
                                                                                        ===========

(a) Percentages indicated are based on net assets of $22,672,976, which corresponds to net asset value per share of $10.20

(b) Approximately 47% of the municipal securities held by the Fund have credit enhancement features backing them, which the Fund relies on, such as letters of credit, insurance or guarantees, without these credit enhancement features the securities may or may not meet the quality standards of the Fund.

(c) The Moody's or Standard & Poor's rating indicated are believed to be the most recent ratings available at April 30, 1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 1997. These ratings are unaudited. Moody's Investors Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's
    Investment Grade", or "MIG" for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "p" is used for tax-exempt commercial paper. Standards & Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

(d) For Federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

AMBAC    -American Municipal Bond Assurance Corporation
AMT      -Interest on security is subject to Federal Alternative Minimum Tax
BANS     -Bond Anticipation Notes
FGIC     -Federal Guaranty Insurance Corporation
FHA      -Federal Housing Administration
FSA      -Financial Security Assurance Holding
LOC      -Letter of Credit
MBIA     -Municipal Bond Insurance Association
RANS     -Revenue Anticipation Notes
VRDN     -Variable Rate Discount Note - The interest rate shown, which will change periodically, is the rate in effect at April 30, 1997

                      See notes to financial statements.

REPUBLIC EQUITY FUND
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997

                                                                      VALUE
DESCRIPTION                                           SHARES         (NOTE 2)
-----------                                           ------         --------

COMMON STOCK - 95.6%
AEROSPACE & AIRCRAFT - 2.3%

Boeing Co. .....................................        1,800      $   177,525
Lockheed Martin Corp. ..........................        9,000          805,500
                                                                   -----------
                                                                       983,025
                                                                   -----------

AGRICULTURAL - 0.1%
Martin Marietta Materials ......................        2,200           59,950
                                                                   -----------
BANKING & FINANCE - 9.6%
American Express Co. ...........................        3,800          250,325
Chase Manhattan Corp. ..........................       15,200        1,407,900
Citicorp .......................................        5,200          585,650
First American Corp. ...........................        1,000           65,500
First Of America Bank Corp. ....................          900           59,850
First Security Corp. ...........................        1,400           49,875
First Union Corp. ..............................        2,300          193,200
Hibernia Corp. .................................        4,100           52,788
MBNA Corp. .....................................       10,900          359,700
Merrill Lynch & Co. ............................        5,700          542,925
PMI Group, Inc. ................................        4,000          204,500
Regions Financial Corp. ........................          900           51,075
U.S. Bancorp ...................................        4,500          257,063
                                                                   -----------
                                                                     4,080,350
                                                                   -----------

CAPITAL GOODS - 2.4%
Allied Signal, Inc. ............................        5,800          419,050
General Electric Co. ...........................        5,300          587,638
                                                                   -----------
                                                                     1,006,688
                                                                   -----------

CHEMICALS - 1.5%
Eastman Chemical Co. ...........................        3,700          188,700
GEON Co. .......................................        2,000           43,750
Monsanto Co. ...................................        9,800          418,950
                                                                   -----------
                                                                       651,400
                                                                   -----------

COMMUNICATIONS - 2.4%
360 Communications Co. (a) .....................        2,200           38,225
Boston Technology, Inc. (a) ....................        3,000           60,000
Comverse Technology, Inc. ......................        1,400           54,950
General Instrument Corp. .......................       16,800          392,700
Lucent Technologies ............................        5,400          319,275
Nextel Communications, Inc. (a) ................       11,200          147,700
Octel Communication Corp. ......................          500            8,125
                                                                   -----------
                                                                     1,020,975
                                                                   -----------

CONSTRUCTION & HOUSING - 1.1%
Comerica, Inc. .................................        2,000          117,000
Fleetwood Enterprises, Inc. ....................          200            5,275
Masco Corp. ....................................        8,600          324,650
                                                                   -----------
                                                                       446,925
                                                                   -----------
CONSUMER MANUFACTURING - 1.5%
Sunbeam Corp. ..................................       12,300          390,525
Tyson Foods, Inc. ..............................       13,250          265,000
                                                                   -----------
                                                                       655,525
                                                                   -----------
CONSUMER PRODUCTS - 12.5%
Campbell Soup Co. ..............................       12,000          613,500
Coca-Cola Enterprises, Inc. ....................        5,000          308,700
Colgate-Palmolive Co. ..........................        5,200          577,200
CPC International Inc. .........................        3,200          264,400
Dial Corp. .....................................        7,200          111,600
Gillette Co. ...................................       10,100          858,500
Nabisco Holdings Corp. .........................        7,500          287,813
Mattel .........................................       17,700          493,388
Pepsico, Inc. ..................................        6,100          212,738
Philip Morris Companies, Inc. ..................       35,000        1,378,125
York International Corp. (a) ...................        4,600          206,425
                                                                   -----------
                                                                     5,312,387
                                                                   -----------
CONSUMER SERVICES - 8.0%
Champion Enterprises, Inc. .....................        2,300           35,075
Circuit City Stores ............................       10,900          431,913
Cox Communications .............................       11,200          218,400
Federated Department Stores (a) ................       15,500          527,000
Food Lion, Inc. ................................        6,200           41,463
Gannett Company, Inc. ..........................        4,200          366,450
Home Depot, Inc. ...............................        3,400          197,200
Interpublic Group, Inc. ........................        3,200          181,200
Kroger Co. .....................................        4,000          110,000
La Quinta Motor Inns ...........................       15,000          328,125
Liberty Media Group ............................       16,200          304,763
McDonalds Corp. ................................        4,400          235,950
Walt Disney Co. ................................        5,000          410,000
                                                                   -----------
                                                                     3,387,538
                                                                   -----------

ELECTRIC SERVICES - 2.3%
Centerior Energy Corp. .........................        6,200           62,000
CMS Energy Corp. ...............................        8,100          257,175
Enron Corp. ....................................       11,800          443,975
PECO Energy Co. ................................       11,000          217,250
                                                                   -----------
                                                                       980,400
                                                                   -----------

FOREST PRODUCTS - 0.5%
James River Corp. ..............................        5,000          149,375
Westvaco Corp. .................................        1,800           50,400
                                                                   -----------
                                                                       199,775
                                                                   -----------

HEALTH CARE - 5.8%
AMGEN, Inc. ....................................        3,400          200,175
Bard Corp. .....................................        3,100           98,425
Beckman Instruments, Inc. ......................        3,000          126,000
Boston Scientific Corp. ........................        4,200          202,650
Centocor, Inc. .................................        8,000          225,000
Columbia/HCA Health Care Corp. .................        8,000          280,000
Covance, Inc. (a) ..............................        3,700           54,575
Health Care & Retirement .......................        5,500          173,938
Manor Care, Inc. ...............................        6,600          154,275
Medtronic, Inc. ................................        3,700          256,225
Oxford Health Plans, Inc. ......................        6,600          434,775
Vencor, Inc. ...................................        3,900          162,338
Viad Corp. .....................................        7,200          109,800
                                                                   -----------
                                                                     2,478,176
                                                                   -----------

INDUSTRIAL MACHINERY & RELATED SERVICES - 1.0%
Harnischfeger Industries, Inc. .................        3,300          137,363
Pentair, Inc. ..................................        3,900          116,513
Timken Co. .....................................        2,700          156,938
                                                                   -----------
                                                                       410,813
                                                                   -----------

INSURANCE - 7.4%
Aetna, Inc. ....................................        4,500          410,063
American International Group ...................        4,500          578,250
AON Corp. ......................................        9,900          658,350
CIGNA Corp. ....................................        4,300          646,613
Old Republic International Corp. ...............        2,700           76,275
Travelers, Inc. ................................       14,200          786,325
                                                                   -----------
                                                                     3,155,875
                                                                   -----------

METALS: STEEL - 0.2%
Birmingham Steel Corp. .........................        3,000           43,875
Ucar International, Inc. (a) ...................          700           29,400
                                                                   -----------
                                                                        73,275
                                                                   -----------
MULTI INDUSTRY COMPANIES - 1.8%
CVS Corp. ......................................        4,700          233,238
National Service Industries ....................        1,400           58,975
Tyco Laboratories, Inc. ........................        7,500          457,500
                                                                   -----------
                                                                       749,712
                                                                   -----------
OIL & GAS - 1.9%
Apache Corp. ...................................        5,400          183,600
Baker Hughes, Inc. .............................        4,900          169,050
Lyondell Petrochemical .........................        8,100          164,025
Ultramar Diamond Shamrock Corp. ................        8,400          269,850
                                                                   -----------
                                                                       786,525
                                                                   -----------
PACKAGING & CONTAINERS - 1.8%
Corning, Inc. ..................................       11,500          554,875
Crown Cork & Seal, Inc. ........................        3,500          191,625
                                                                   -----------
                                                                       746,500
                                                                   -----------
PHARMACEUTICALS - 8.4%
Allergan, Inc. .................................        7,600          203,300
Alza Corp. .....................................        7,400          216,450
Forest Laboratories, Inc. ......................        4,300          146,738
Genzyme Corp. ..................................        3,000           69,375
Merck & Company, Inc. ..........................       12,500        1,131,250
Pfizer, Inc. ...................................        4,300          412,800
Pharmacia & Upjohn, Inc. .......................        9,400          278,475
Rhone-Poulenc Rorer, Inc. ......................        1,900          137,038
Schering-Plough Corp. ..........................        9,200          736,000
SmithKline Beecham plc, ADR ....................        2,900          233,813
                                                                   -----------
                                                                     3,565,238
                                                                   -----------
REFUSE SYSTEMS - 1.6%
Browning-Ferris Industries .....................        5,600          158,900
USA Waste Services, Inc. (a) ...................        7,700          252,175
WMX Techolologies ..............................        9,100          267,313
                                                                   -----------
                                                                       678,388
                                                                   -----------

TECHNOLOGY - 17.0%
Alterra Corp. ..................................        9,700          480,756
Applied Materials, Inc. ........................        2,100          115,238
Automatic Data Processing, Inc. ................        7,200          325,800
Cisco Systems, Inc. ............................       12,300          636,525
Compaq Computer Corp. ..........................        9,000          768,375
Dell Computer Corp. ............................        6,500          543,969
EMC Corp. ......................................       14,000          509,250
FileNet Corp. (a) ..............................        1,800           20,025
First Data Corp. ...............................       12,300          424,350
Informix Corp. .................................        3,900           28,519
Intel Corp. ....................................        6,000          918,750
Microsoft Corp. ................................        4,800          583,200
Oracle Corp. ...................................       13,600          540,600
Seagate echnology, Inc. ........................        2,000           91,750
Solectron Corp. ................................        5,500          315,563
Xerox Corp. ....................................       14,900          916,350
                                                                   -----------
                                                                     7,219,019
                                                                   -----------
TIRE & RUBBER - 1.3%
Goodyear Tire & Rubber Co. .....................       10,900          573,612
                                                                   -----------
TRANSPORTATION - 3.2%
Burlington Northern Santa Fe ...................        9,800          771,750
Federal Express Corp. ..........................       11,000          592,625
                                                                   -----------
                                                                     1,364,375
                                                                   -----------
TOTAL COMMON STOCK (COST $39,184,186) .......................       40,586,444
                                                                   -----------

TOTAL INVESTMENTS - 95.6%
  (Cost $39,184,186) (b) ....................................       40,586,444

OTHER ASSETS IN EXCESS OF LIABILITIES - 4.4% ................        1,855,520
                                                                    ----------
NET ASSETS - 100.0% .........................................      $42,441,964
                                                                   ===========
ADR = American Depository Receipt
(a)  Represents non-income producing securities.
(b) For Federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997
                                                   NEW YORK
                                                   TAX-FREE           EQUITY
                                                   BOND FUND           FUND
                                                   ---------         --------
ASSETS:
  Investments in securities, at value
    (cost $23,769,241 and $39,184,186
    respectively) ........................       $23,694,710        $40,586,444
  Receivable for investments sold ........                --            112,723
  Receivable for fund shares sold ........           176,833            116,872
  Interest receivable ....................           364,702              6,098
  Dividends receivable ...................                --             43,073
  Cash ...................................                --          1,719,098
  Receivable from investment manager .....            16,134                 --
  Unamortized organization expenses ......            15,840             14,872
  Prepaid expenses .......................                --              1,533
                                                 -----------        -----------
Total Assets .............................        24,268,219         42,600,713
                                                 -----------        -----------

LIABILITIES:
  Payable for investments purchased ......         1,501,805             41,373
  Distributions payable ..................            42,889                 --
  Payable for fund shares redeemed .......                --             62,960
  Advisory fees payable ..................                --             10,871
  Custodian fees payable .................             4,852              7,804
  Audit fees payable .....................             7,508              7,508
  Shareholder service fees payable .......             8,206              1,893
  Administration fees payable ............             3,048              8,285
  Fund accounting fees payable ...........             5,781              9,114
  Other accrued expenses .................            21,154              8,940
                                                 -----------        -----------
Total Liabilities ........................         1,595,243            158,748
                                                 -----------        -----------
NET ASSETS ...............................       $22,672,976        $42,441,965
                                                 ===========        ===========
NET ASSETS:
  Class C ................................       $14,581,754        $ 5,545,483
  Class Y ................................         8,091,222         36,896,482
                                                 -----------        -----------
Total ....................................       $22,672,976        $42,441,965
                                                 ===========        ===========

Outstanding units of beneficial interest
 (shares):
  Class C ................................         1,430,185            429,391
  Class Y ................................           793,639          2,856,029
                                                 -----------        -----------
Total ....................................         2,223,824          3,285,420
                                                 ===========        ===========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE:
  Class C ................................            $10.20             $12.91
                                                      ======             ======
  Class Y ................................            $10.20             $12.92
                                                      ======             ======

COMPOSITION OF NET ASSETS:
  Paid-in capital ........................       $22,546,154        $34,867,423
  Undistributed net investment income ....                --             21,352
  Accumulated net realized gains on
    investment transactions ..............           175,091          6,150,933
  Net unrealized appreciation
    (depreciation) on investments ........           (48,269)         1,402,257
                                                 -----------        -----------
NET ASSETS, APRIL 30, 1997 ...............       $22,672,976        $42,441,965
                                                 ===========        ===========

                      See notes to financial statements.

REPUBLIC FUNDS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997

                                                NEW YORK
                                                TAX-FREE           EQUITY
                                                BOND FUND           FUND
                                               ------------      -----------
INVESTMENT INCOME:
  Interest income .........................     $  509,889      $     29,875
  Dividend income .........................             --           395,836
                                                ----------      ------------
                                                   509,889           425,711
                                                ----------      ------------

EXPENSES:
  Advisory fees and investment management
    fees ..................................         23,364           100,821
  Administration fees .....................          9,033            21,906
  Shareholder service fees (Class C Shares)         23,243             6,165
  Fund accounting fees ....................         19,114            19,114
  Custodian fees and expenses .............         10,354             7,756
  Audit fees ..............................          9,052             9,052
  Amortization of organization expenses ...          2,942             2,568
  Trustees' fees ..........................            821             1,501
  Transfer agent fees......................         13,042            13,098
  Reports to shareholders .................          9,541             9,681
  Legal fees ..............................          2,657             5,485
  Other expenses ..........................          7,556             9,058
                                                ----------      ------------
  Total expenses ..........................        130,719           206,205
  Less: Voluntary fee reductions and
    reimbursement of expenses .............        (55,817)           (5,177)
                                                ----------      ------------
  Total net expenses ......................         74,902           201,028
                                                ----------      ------------
Net Investment Income .....................        434,987           224,683
                                                ----------      ------------
REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS:
  Net realized gains on investment
   transactions ...........................        175,091         6,159,633
  Net change in unrealized depreciation on
    investments ...........................       (253,943)       (2,278,950)
                                                ----------      ------------
  Net realized/unrealized gains (losses)
    on investments ........................        (78,852)        3,880,683
                                                ----------      ------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS ..............................     $  356,135      $  4,105,366
                                                ==========      ============

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                  FOR THE SIX        FOR THE
                                                  MONTHS ENDED      YEAR ENDED
                                                 APRIL 30, 1997     OCTOBER 31,
                                                  (UNAUDITED)          1996
                                                ----------------   -------------

INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...................    $   434,987      $   468,429
    Net realized gains on investment
      transactions ..........................        175,091           27,393
    Net change in unrealized appreciation
      (depreciation) on investments .........       (253,943)          19,308
                                                 -----------      -----------
  Change in net assets resulting from
    operations ..............................        356,135          515,130
                                                 -----------      -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
      Class C Shares ........................       (243,911)        (339,572)
      Class Y Shares ........................       (191,076)        (128,857)
    Net realized gains:
      Class C Shares ........................        (14,151)         (49,392)
      Class Y Shares ........................        (12,589)              --
                                                 -----------      -----------
  Change in net assets from shareholder
    distributions ...........................       (461,727)        (517,821)
                                                 -----------      -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued .............     10,417,045       16,761,193
    Dividends reinvested ....................        275,601          163,232
    Cost of shares redeemed .................     (2,499,513)      (9,244,353)
                                                 -----------      -----------
  Change in net assets from capital share
    transactions ............................      8,193,133        7,680,072
                                                 -----------      -----------
  CHANGE IN NET ASSETS ......................      8,087,541        7,677,381
                                                 -----------      -----------
  NET ASSETS
    Beginning of period .....................     14,585,435        6,908,054
                                                 -----------      -----------
    End of period ...........................    $22,672,976      $14,585,435
                                                 ===========      ===========
ANALYSIS OF FUND SHARE TRANSACTIONS:
Class C Shares:
    Beginning of period .....................        616,806          665,278
    Shares sold .............................        979,933          834,355
    Shares issued in connection with
      reinvestment of distributions .........         22,089           15,027
    Shares redeemed .........................       (188,643)        (897,854)
                                                 -----------      -----------
    End of period ...........................      1,430,185          616,806
                                                 ===========      ===========
Class Y Shares:
    Beginning of period .....................        799,293               --
    Shares sold .............................         32,988          815,936
    Shares issued in connection with
      reinvestment of distributions .........          4,709              811
    Shares redeemed .........................        (43,351)         (17,454)
                                                 -----------      -----------
    End of period ...........................        793,639          799,293
                                                 ===========      ===========
                      See notes to financial statements.

REPUBLIC EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                 FOR THE SIX         FOR THE
                                                 MONTHS ENDED      YEAR ENDED
                                                APRIL 30, 1997      OCTOBER 31,
                                                 (UNAUDITED)           1996
                                               ---------------     ------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...................   $   224,683      $   582,662
    Net realized gains on investment
      transactions ..........................     6,159,633          689,415
    Net change in unrealized appreciation
     (depreciation) on investments ..........    (2,278,950)       3,526,849
                                                -----------      -----------
  Change in net assets resulting from
    operations ..............................     4,105,366        4,798,926
                                                -----------      -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class C Shares ..........................       (29,186)        (356,031)
    Class Y Shares ..........................      (247,314)        (163,740)
                                                -----------      -----------
  Net realized gains:
    Class C Shares ..........................       (80,739)              --
    Class Y Shares ..........................      (609,926)              --
                                                -----------      -----------
  Change in net assets from shareholder
    distributions ...........................      (967,165)        (519,771)
                                                -----------      -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from sales of shares ...........     3,760,383       48,945,127
    Dividends reinvested ....................       711,188           23,919
    Cost of shares redeemed .................    (2,241,264)     (38,267,144)
                                                -----------      -----------
  Change in net assets from capital share
    transactions ............................     2,230,307       10,701,902
                                                -----------      -----------
  CHANGE IN NET ASSETS ......................     5,368,508       14,981,057
  NET ASSETS:
    Beginning of period .....................    37,073,457       22,092,400
                                                -----------      -----------
    End of period ...........................   $42,441,965      $37,073,457
                                                ===========      ===========
  ANALYSIS OF FUND SHARE TRANSACTIONS:
  Class C Shares:
    Beginning of period .....................       328,468        2,157,254
    Shares sold .............................       168,842        1,245,027
    Shares issued in connection with
      reinvestment of distributions .........         8,139            2,061
    Shares redeemed .........................       (76,058)      (3,075,874)
                                                -----------      -----------
    End of period ...........................       429,391          328,468
                                                ===========      ===========
  Class Y Shares:
    Beginning of period .....................     2,779,322               --
    Shares sold .............................       131,753        3,059,786
    Shares issued in connection with
      reinvestment of distributions .........        48,879               38
    Shares redeemed .........................      (103,925)        (280,502)
                                                -----------      -----------
    End of period ...........................     2,856,029        2,779,322
                                                ===========      ===========
                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997

                                                        FIXED         INTERNATIONAL         SMALL CAP
                                                       INCOME            EQUITY              EQUITY
                                                        FUND              FUND                FUND
                                                     -----------       ------------        -----------
ASSETS:
  Investment in Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively, at value .........      $61,081,866       $120,705,643        $98,977,493
  Tax reclaim receivable ......................               --            105,766                 --
  Unamortized organization expenses ...........            9,557              4,763             15,028
  Receivable for fund shares sold .............               --                 --              3,836
  Receivable from Investment Manager ..........            6,889                 --                 --
  Prepaid expenses ............................           17,924              9,386             27,957
                                                     -----------       ------------        -----------
Total Assets ..................................       61,116,236        120,825,558         99,024,314
                                                     -----------       ------------        -----------

LIABILITIES:
  Distributions payable .......................          147,505                 --                 --
  Administration fees payable .................            2,467              4,802              3,943
  Audit fee payable ...........................            2,951              2,951              2,951
  Transfer agent fees payable .................            2,402              4,342              2,342
  Fund accounting fees payable ................            1,803              1,803              1,803
  Other accrued expenses ......................            1,815             27,811              3,575
                                                     -----------       ------------        -----------
Total Liabilities .............................          158,943             41,709             14,614
                                                     -----------       ------------        -----------
NET ASSETS ....................................      $60,957,293       $120,783,849        $99,009,700
                                                     ===========       ============        ===========
Shares Outstanding (par value $0.001, unlimited
  number of shares authorized) ................        5,762,726          9,210,503          9,480,861
                                                     ===========       ============        ===========
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE  .................           $10.58             $13.11             $10.44
                                                          ======             ======             ======

COMPOSITION OF NET ASSETS:
  Paid-in capital .............................      $60,803,507       $102,809,844        $98,500,905
  Undistributed net investment income (loss) ..           22,694            264,860           (195,839)
  Accumulated net realized gains on investment
    and foreign currency transactions .........          292,349          2,380,806          2,468,297
  Net unrealized appreciation (depreciation) on
    investments and foreign currency
    transactions ..............................         (161,257)        15,328,339         (1,763,663)
                                                     -----------       ------------        -----------
NET ASSETS, APRIL 30, 1997 ....................      $60,957,293       $120,783,849        $99,009,700
                                                     ===========       ============        ===========

                      See notes to financial statements.

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997

                                                        FIXED         INTERNATIONAL       SMALL CAP
                                                       INCOME            EQUITY             EQUITY
                                                        FUND              FUND               FUND
                                                   --------------   ----------------   ---------------
INVESTMENT INCOME:
Investment Income from Republic Fixed Income
  Portfolio, Republic International Equity
  Portfolio and Republic Small Cap Equity
  Portfolio, respectively:
  Interest income ...............................      $1,670,505        $   176,939       $   220,418
  Dividend income (net of foreign withholding tax
    of $0, $161,737 and $98, respectively) ......          13,591            976,939            78,958
                                                       ----------        -----------       -----------
                                                        1,684,096          1,153,878           299,376
  Expenses ......................................         200,213            541,262           531,966
  Less: Fee waivers .............................         (50,171)          (135,263)         (121,145)
                                                       ----------        -----------       -----------
  Net Expenses ..................................         150,042            405,999           410,821
  Net Investment Income (Loss) from Republic
  Fixed Income Portfolio, Republic International
  Equity Portfolio and Republic Small Cap Equity
  Portfolio, respectively .......................       1,534,054            747,879          (111,445)
                                                       ----------        -----------       -----------

EXPENSES:
  Administration fees ...........................      $   12,548        $    27,050       $    24,229
  Reports to shareholders .......................           5,397              5,397             5,495
  Registration fees .............................           8,201             15,202            14,798
  Audit fees ....................................           4,495              4,495             4,495
  Amortization of organization expenses .........           3,823              2,353             1,963
  Transfer agent fees ...........................          13,402             14,842            14,842
  Fund accounting fees ..........................           5,553              5,553             5,553
  Legal fees ....................................           4,158              8,831             8,290
  Other expenses ................................           3,179              7,665             9,865
                                                       ----------        -----------       -----------
      Total expenses ............................          60,756             91,388            89,530
      Less: Reimbursement of expenses ...........          (5,308)                --            (5,136)
                                                       ----------        -----------       -----------
      Total net expenses ........................          55,448             91,388            84,394
                                                       ----------        -----------       -----------
Net Investment Income (Loss) ....................       1,478,606            656,491          (195,839)
                                                       ----------        -----------       -----------

REPUBLIC ADVISOR FUNDS TRUST
STATEMENTS OF OPERATIONS (UNAUDITED) (CONTINUED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997

                                                        FIXED         INTERNATIONAL       SMALL CAP
                                                       INCOME            EQUITY             EQUITY
                                                        FUND              FUND               FUND
                                                   --------------   ----------------   ---------------
REALIZED/UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  FROM REPUBLIC FIXED INCOME PORTFOLIO, REPUBLIC
  INTERNATIONAL EQUITY PORTFOLIO AND REPUBLIC
  SMALL CAP EQUITY PORTFOLIO, RESPECTIVELY:
  Net realized gains (losses) on:
    Investment transactions .....................         298,458          1,805,341        (3,909,441)
    Foreign currency transactions ...............         126,323            518,467                --
  Net change in unrealized appreciation
   (depreciation) on:
    Investments .................................        (839,051)         8,056,310         2,815,069
    Foreign currency transactions ...............          44,440            186,375                --
                                                       ----------        -----------       -----------
  Net realized/unrealized gains (losses) on
    investments from Republic Fixed Income
    Portfolio, Republic International Equity
    Portfolio and Republic Small Cap Equity
    Portfolio, respectively: ....................        (369,830)        10,566,493        (1,094,372)
                                                       ----------        -----------       -----------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING
    FROM OPERATIONS .............................      $1,108,776        $11,222,984       ($1,290,211)
                                                       ==========        ===========       ===========

                      See notes to financial statements.

REPUBLIC FIXED INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX           FOR THE
                                                              MONTHS ENDED        YEAR ENDED
                                                             APRIL 30, 1997       OCTOBER 31,
                                                              (UNAUDITED)            1996
                                                           -----------------   ----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $ 1,478,606        $ 1,975,038
    Net realized gains on investment and foreign currency
      transactions ......................................            424,781             48,787
    Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions ..           (794,611)           351,276
                                                                 -----------        -----------
  Change in net assets resulting from operations ........          1,108,776          2,375,101
                                                                 -----------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................         (1,612,521)        (2,012,563)
    Net realized gains ..................................            (54,690)          (984,386)
                                                                 -----------        -----------
  Change in net assets from shareholder distributions ...         (1,667,211)        (2,996,949)
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued .........................         19,943,583         17,018,440
    Dividends reinvested ................................          1,370,661          2,678,575
    Cost of shares redeemed .............................         (2,222,429)        (2,779,261)
                                                                 -----------        -----------
  Change in net assets from capital share transactions ..         19,091,815         16,917,754
                                                                 -----------        -----------
  CHANGE IN NET ASSETS ..................................         18,533,380         16,295,906
  NET ASSETS:
    Beginning of period .................................         42,423,913         26,128,007
                                                                 -----------        -----------
    End of period .......................................        $60,957,293        $42,423,913
                                                                 ===========        ===========
ANALYSIS OF FUND SHARE TRANSACTIONS:
    Beginning of period .................................          3,976,847          2,384,633
    Shares sold .........................................          1,865,612          1,606,387
    Shares issued in connection with reinvestment of
      distributions .....................................            128,695            252,379
    Shares redeemed .....................................           (208,428)          (266,552)
                                                                 -----------        -----------
    End of period .......................................          5,762,726          3,976,847
                                                                 ===========        ===========

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                FOR THE SIX           FOR THE
                                                                MONTHS ENDED        YEAR ENDED
                                                               APRIL 30, 1997       OCTOBER 31,
                                                                (UNAUDITED)            1996
                                                             -----------------   ----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $    656,491        $   717,368
    Net realized gains on investment and foreign currency
      transactions ......................................          2,323,808          1,941,290
    Net change in unrealized appreciation on investments
      and foreign currency transactions .................          8,242,685          5,449,722
                                                                ------------        -----------
  Change in net assets resulting from operations ........         11,222,984          8,108,380
                                                                ------------        -----------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income ...............................           (935,863)          (790,956)
    Net realized gains from investment transactions .....         (1,289,883)           (31,193)
                                                                ------------        -----------
  Change in net assets from shareholder distributions ...         (2,225,746)          (822,149)
                                                                ------------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued .........................         20,312,973         59,060,764
    Dividends reinvested ................................          2,161,250            778,445
    Cost of shares redeemed .............................         (7,664,781)        (4,392,300)
                                                                ------------        -----------
  Change in net assets from capital share transactions ..         14,809,442         55,446,909
                                                                ------------        -----------
  CHANGE IN NET ASSETS ..................................         23,806,680         62,733,140
  NET ASSETS:
    Beginning of period .................................         96,977,169         34,244,029
                                                                ------------        -----------
    End of period .......................................       $120,783,849        $96,977,169
                                                                ============        ===========
ANALYSIS OF FUND SHARE TRANSACTIONS:
    Beginning of period .................................          8,046,448          3,171,731
    Shares sold .........................................          1,598,291          5,181,883
    Shares issued in connection with reinvestment of
      distributions .....................................            174,517             68,777
    Shares redeemed .....................................           (608,753)          (375,943)
                                                                ------------        -----------
    End of period .......................................          9,210,503          8,046,448
                                                                ============        ===========

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                FOR THE PERIOD
                                                             FOR THE SIX       SEPTEMBER 3, 1996
                                                             MONTHS ENDED        (COMMENCEMENT
                                                            APRIL 30, 1997     OF OPERATIONS) TO
                                                              (UNAUDITED)        OCTOBER 31, 1996
                                                           -----------------   -------------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ..............................        $  (195,839)         $    (23,985)
    Net realized gains (losses) on investment
      transactions                                             (3,909,441)              260,260
    Net change in unrealized appreciation on
      investments ....................................          2,815,069             2,145,777
                                                              -----------          ------------
  Change in net assets resulting from operations .....         (1,290,211)            2,382,052
                                                              -----------          ------------
  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net realized gains ...............................           (563,867)                   --
                                                              -----------          ------------
  Change in net assets from shareholder distributions            (563,867)                   --
                                                              -----------          ------------
  CAPITAL SHARE TRANSACTIONS:
    Proceeds from shares issued ......................         16,505,600            91,376,175
    Dividends reinvested .............................            563,867                    --
    Cost of shares redeemed ..........................         (9,047,716)             (916,300)
                                                              -----------          ------------
  Change in net assets from capital share transactions          8,021,751            90,459,875
                                                              -----------          ------------
  CHANGE IN NET ASSETS ...............................          6,167,673            92,841,927
  NET ASSETS:
    Beginning of period ..............................         92,842,027                   100
                                                              -----------          ------------
    End of period ....................................        $99,009,700          $ 92,842,027
                                                              ===========          ============
ANALYSIS OF FUND SHARE TRANSACTIONS:
    Beginning of period ..............................          8,732,842                    --
    Shares sold ......................................          1,529,548             8,820,593
    Shares issued in connection with reinvestment of
      distributions ..................................             53,145                    --
    Shares redeemed ..................................           (834,674)              (87,751)
                                                              -----------          ------------
    End of period ....................................          9,480,861             8,732,842
                                                              ===========          ============

                      See notes to financial statements.

REPUBLIC FUNDS
AND REPUBLIC ADVISOR FUNDS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1997
(UNAUDITED)

1. ORGANIZATION. The Republic New York Tax-Free Bond Fund and Republic Equity Fund (the "Trust Funds") are separate series of Republic Funds (the "Trust"), a Massachusetts business trust organized on April 22, 1987, which currently consists of seven funds, each of which has different and distinct investment objectives and policies. The financial statements for the other five funds of the Trust are presented separately. The Republic Fixed Income Fund, Republic International Equity Fund and Republic Small Cap Equity Fund (the "Advisor Funds") are separate series of Republic Advisor Funds Trust (the "Advisor Trust"), a Massachusetts business trust organized on April 5, 1996, which currently consists of three funds, each of which has different and distinct investment objectives and policies. The Trust and Advisor Trust are registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company.

        The New York Tax-Free Bond Fund and Equity Fund are authorized to issue two classes of shares, class C shares (Investor Class), and class Y shares (Advisor Class). Each class of shares in the two Funds has identical rights and privileges except with respect to fees paid under shareholder servicing or distribution plans, expenses exclusively allocable to each class of shares, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares. The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund offer one class of shares which have the same features as the class Y shares of the New York Tax-Free Bond Fund and Equity Fund.

        The investment objective of the New York Tax-Free Bond Fund is to provide monthly dividends exempt from regular federal, New York State and New York City personal income taxes as well as to protect the value of its shareholders' investment. The New York Tax-Free Bond Fund seeks to achieve its investment objective by investing its assets primarily in a non-diversified portfolio of municipal bonds and notes and other debt instruments the interest on which is exempt from regular federal, New York State and New York City personal income taxes.

        The investment objective of the Equity Fund is to seek long-term growth of capital and income without excessive fluctuations in market value. The Equity Fund will normally invest in equity securities of large, seasoned companies in sound financial condition with larger intermediate capitalization which are expected to show above-average price appreciation.

        The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund seek to achieve their investment objectives by investing substantially all of their assets in the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio (individually a "Portfolio", collectively the "Portfolios"), respectively, which have the same investment objectives as those of the Funds.

        The value of each Advisor Fund's investment in each corresponding Portfolio included in the accompanying statements of assets and liabilities reflects each Advisor Fund's proportionate beneficial interest in the net assets of that Portfolio. At April 30, 1997, the Advisor Funds held proportionate interests in the corresponding Portfolios in the following amounts:

        Fixed Income Fund ............................................  64.08%
        International Equity Fund ....................................  66.05%
        Small Cap Equity Fund ........................................  65.08%

        The performance of each of the Advisor Funds is directly affected by the performance of their corresponding Portfolios. The financial statements of each Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with each Funds' financial statements.

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Effective January 22, 1997, Alliance Capital Management L.P. ("Alliance") and Brinson Partners, Inc. ("Brinson") replaced Lord Abbett as sub-adviser ("Sub-Adviser") to the Equity Fund.

        BISYS Fund Services, Inc. ("BISYS" or the "Sponsor"), serves as administrator, distributor and sponsor to the Trust Funds and Advisor Funds.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Trust Funds and Advisor Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

    SECURITIES VALUATION:
    Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the New York Tax-Free Bond Fund's portfolio are valued on the basis of valuations furnished by a pricing service, which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which approximates market value, as determined by the Board of Trustees. Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities for which there are no such valuations are valued at fair market value as determined in good faith by or at the direction of the Board of Trustees.

        The value of each security held by the Equity Fund is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Trustees. All debt portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value.

        Valuation of securities by the Portfolios is discussed in Note 2 of the notes to the financial statements of the Portfolios which are included elsewhere in this report.

    SECURITIES TRANSACTIONS AND RELATED INCOME:
    Security transactions in the New York Tax-Free Bond Fund and the Equity Fund are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

        The Fixed Income Fund, International Equity Fund and Small Cap Equity Fund record their proportionate share of the investment income and realized and unrealized gains and losses recorded by the corresponding Portfolio on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in each Portfolio based upon the value of their investments in each Portfolio.
    Such investments are adjusted on a daily basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
    The New York Tax-Free Bond Fund and the Fixed Income Fund declare all net investment income daily as dividends to their shareholders. Dividends substantially equal to each of the Funds' net investment income earned are distributed monthly in the case of the Fixed Income Fund and New York Tax-Free Bond Fund, quarterly in the case of the Equity Fund, semi-annually in the case of the Small Cap Equity Fund and annually in the case of the International Equity Fund. Generally, the Trust Funds' and Advisor Funds' net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in each corresponding Portfolio, except as required for federal income tax purposes.

        The Trust Funds' and Advisor Funds' net realized capital gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Trust Funds' and Advisor Funds' shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

        Certain mortgage-backed securities of the Fixed Income Portfolio may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the Fixed Income Portfolio and therefore will not be distributed as dividends to Fixed Income Fund shareholders. Rather, these payments on mortgage-backed securities generally will be reinvested by the Fixed Income Portfolio in accordance with its investment objective and policies.

        Unless a shareholder elects to receive dividends in cash, dividends are distributed in the form of additional shares (purchased at their net asset value without a sales charge).

    REPURCHASE AGREEMENTS:
    With respect to the New York Tax-Free Bond Fund and Equity Fund, the investment adviser is authorized to enter into repurchase agreements on behalf of the Fund only with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York). The Equity Fund may also enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange, recognized domestic or foreign securities dealers or institutions which an Equity sub-adviser has determined to be of comparable creditworthiness. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by a Fund's custodian, either physically or in book entry form. Repurchase agreements are considered to be loans by the Funds under the 1940 Act.

    EXPENSE ALLOCATION:
    Expenses incurred by the Trust and Advisor Trust with respect to any two or more funds in the Trust and Advisor Trust are allocated in proportion to the net assets of each fund in the Trust and Advisor Trust, except where allocations of direct expenses to each fund can otherwise be made fairly. Expenses directly attributable to a fund are charged to that fund. The Advisor Funds' share of their corresponding Portfolio's expenses are charged against and reduce the amount of their investment in their corresponding Portfolio.

    FEDERAL INCOME TAXES:
    Each of the Trust Funds and Advisor Funds are treated as separate taxable entities for federal tax purposes. Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, (the "Code"). By so qualifying, the Trust Funds and Advisor Funds will be exempt from regular federal income taxes to the extent that they distribute substantially all of their net investment income and net realized gains to their shareholders.

    UNAMORTIZED ORGANIZATION EXPENSES:
    Each of the Trust Funds and Advisor Funds incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

3.  AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
    INVESTMENT MANAGEMENT:
    Republic National Bank of New York ("Republic" or the "Manager") acts as investment adviser to the New York Tax-Free Bond Fund and as investment manager to the Equity Fund. Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive fees, payable monthly, at the annual rate of 0.25% of the New York Tax Free Bond Fund's average daily net assets and 0.175% of the Equity Fund's average daily net assets. For the six months ended April 30, 1997 the Manager waived all of the fees on the New York Tax-Free Bond Fund and $5,177 of fees on the Equity Fund.

    SUB-ADVISORY:
    Lord Abbett managed the investment portfolio of the Equity Fund subject to the supervision of the Investment Manager, pursuant to a Sub-Advisory Agreement with the Manager for the period November 1, 1996 through January 22, 1997. For its services, Lord Abbett was paid a fee by the Equity Fund, computed daily and based on the Equity Fund's average daily net assets allocated to such Equity Sub-Advisor for management, equal on an annual basis to 0.325% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $100 million, 0.20% of the net assets over $100 million up to $200 million, and 0.15% of net assets over $200 million. For this period Lord Abbett received $28,929.

        Effective January 23, 1997, Alliance and Brinson were each appointed as Sub-Advisers to the Equity Fund, pursuant to separate Sub-Advisory Agreements. Alliance and Brinson serve as Sub-Advisers with substantially identical terms as described above. For their services, Alliance and Brinson are each paid fees as outlined above. In this capacity, Alliance and Brinson each received $18,309 in fees for the period January 23, 1997 through April 30, 1997.

    ADMINISTRATION:
    Pursuant to an Administrative Services Agreement, BISYS provides the Funds with general office facilities and supervises the overall administration of the Funds including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Funds with applicable laws and regulations and arranging for the maintenance of books and records of the Funds. For its services to the New York Tax-Free Bond Fund and Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.10% of the Fund's average daily net assets up to $1 billion; 0.08% of the next $1 billion of such assets; and 0.07% of such assets in excess of $2 billion. For its services to the Fixed Income Fund, International Equity Fund and Small Cap Equity Fund, BISYS receives from each Fund fees payable monthly equal on an annual basis to 0.05% of the Fund's average daily net assets up to $1 billion; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the six months ended April 30, 1997 the administrative services fees were:

        New York Tax Free Bond Fund .................................  $ 9,033
        Equity Fund ..................................................  21,906
        Fixed Income Fund ............................................  12,548
        International Equity Fund ....................................  27,050
        Small Cap Equity Fund ........................................  24,229

    FUND ACCOUNTING
    Pursuant to a Fund Accounting Agreement, Investors Bank & Trust Company ("IBT") serves as a fund accounting agent to the Trust Funds and Advisor Funds. For its services to the Trust Funds, IBT received fees payable monthly equal on an annual basis to $40,000 from each Fund. For its services to the Advisor Funds, IBT received fees payable monthly equal on an annual basis to $9,000 from each Fund.

    RULE 12B-1 PLAN EXPENSES:
    The Trust Funds have adopted a non-compensatory Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment by the Trust Funds to the Sponsor in amounts representing actual expenses incurred by the Sponsor for marketing costs and services rendered in distributing Funds' shares at a rate not to exceed 0.25% of the average daily net assets of the Funds.

    SHAREHOLDER SERVICING EXPENSES:
    The Trust Funds have entered into a Shareholder Servicing Agreement with each shareholder servicing agent pursuant to the Administrative Services Plan. Each shareholder servicing agent receives a fee from each Fund, which may be paid periodically, determined by a formula based upon the number of accounts serviced, the level of activity in such accounts and the expenses incurred by the shareholder servicing agent. It is currently intended that the aggregate fees paid to the Distributor pursuant to the Plan and to shareholder servicing agents pursuant to the Administrative Services Plan will not exceed 0.25% per annum of each Fund's average daily net assets of class C shares. During the six months ended April 30, 1997, shareholder servicing fees were as follows:

        New York Tax-Free Bond Fund .................................  $23,243
        Equity Fund .................................................    6,165

    REIMBURSEMENT AND WAIVER OF EXPENSES:
    The Manager has voluntarily agreed to waive a portion of its fees, and to the extent necessary, reimburse the Funds for certain expenses. For the six months ended April 30, 1997 expenses of the Trust Funds and Advisor Funds were voluntarily reduced by amounts as detailed below:
                                                                AMOUNTS WAIVED/
                                                                  REIMBURSED
                                                               ---------------
    New York Tax-Free Bond Fund - Class C .........................  $35,427
    New York Tax-Free Bond Fund - Class Y .........................   20,390
    Equity Fund - Class C .........................................      633
    Equity Fund - Class Y .........................................    4,544
    Fixed Income Fund .............................................    5,308
    International Equity Fund .....................................       --
    Small Cap Equity Fund .........................................    5,136

4. INVESTMENT TRANSACTIONS Purchases and proceeds from sales and maturities excluding short-term securities for the Trust Funds for the six months ended April 30, 1997 amounted to :

                                                  PURCHASES           SALES
                                                 -----------       -----------
    New York Tax-Free Bond Fund ............     $29,015,064       $20,212,149
    Equity Fund ............................      42,658,327        41,944,720

        During the six months ended April 30, 1997, additions and reductions in each Advisor Fund's investment in their corresponding Portfolio amounted to:

                                                  ADDITIONS         REDUCTIONS
                                                 -----------       -----------
    Fixed Income Fund ......................     $19,944,705       $2,474,205
    International Equity Fund ..............      20,363,926        8,098,728
    Small Cap Equity Fund ..................      25,926,699        9,674,470

5.  CONCENTRATION OF CREDIT RISK:
    The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  CAPITAL SHARE TRANSACTIONS:
    Transactions in shares of beneficial interest for the Funds:


                                                                                                      NET
                                                 SHARES           SHARES           SHARES          INCREASE/
                                                 ISSUED         REINVESTED        REDEEMED        (DECREASE)
                                                ---------       ----------        --------         --------
  New York Tax-Free Bond Fund - Class C .         979,934          22,089          (188,643)         813,380
  New York Tax-Free Bond Fund - Class Y .          32,988           4,709           (43,351)          (5,654)
  Equity Fund - Class C .................         168,842           8,139           (76,058)         100,923
  Equity Fund - Class Y .................         131,753          48,879          (103,925)          76,707
  Fixed Income Fund .....................       1,865,612         128,625          (208,428)       1,785,809
  International Equity Fund .............       1,598,291         174,517          (608,753)       1,164,055
  Small Cap Equity Fund .................       1,529,548          53,145          (834,674)         748,019


                                                PROCEEDS                          COST OF             NET
                                               FROM SHARES      DIVIDENDS          SHARES          INCREASE/
                                                 ISSUED         REINVESTED        REDEEMED        (DECREASE)
                                               -----------      ----------        --------         --------
  New York Tax-Free Bond Fund - Class C .      10,077,140         227,089        (1,935,616)       8,368,613
  New York Tax-Free Bond Fund - Class Y .         339,904          48,511          (446,344)         (57,929)
  Equity Fund - Class C .................       2,115,465         101,658          (938,073)       1,279,050
  Equity Fund - Class Y .................       1,644,915         609,530        (1,303,191)         951,254
  Fixed Income Fund .....................      19,943,583       1,370,661        (2,222,429)      19,091,815
  International Equity Fund .............      20,312,973       2,161,250        (7,664,781)      14,809,442
  Small Cap Equity Fund .................      16,505,600         563,867        (9,047,716)       8,021,751

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                    FOR THE                          FOR THE PERIOD
                                                   SIX MONTHS        FOR THE           MAY 1, 1995
                                                     ENDED            YEAR           (COMMENCEMENT
                                                   APRIL 30,          ENDED         OF OPERATIONS) TO
                                                      1997          OCTOBER 31,        OCTOBER 31,
                                                  (UNAUDITED)          1996               1995
                                                  -----------          ----               ----
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD       $10.30            $10.38             $10.00
                                                     ------            ------             ------
Income from investment operations:
  Net investment income ......................         0.23              0.54               0.25
  Net realized unrealized gains (losses) on
    investment transactions ..................        (0.09)            (0.01)              0.38
                                                     ------            ------             ------
Total income from investment operations ......         0.14              0.53               0.63
                                                     ------            ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ........................        (0.23)            (0.54)             (0.25)
  Distributions to shareholders from net
    realized gains ...........................        (0.01)            (0.07)                --
                                                     ------            ------             ------
Total dividends and distributions ............        (0.24)            (0.61)             (0.25)
                                                     ------            ------             ------
Net change in net asset value per share ......        (0.10)            (0.08)              0.38
                                                     ------            ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD .....       $10.20            $10.30             $10.38
                                                     ======            ======             ======
Total return .................................        1.46%(c)          4.75%              6.39%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .........      $14,582            $6,353             $6,908
  Ratio of expenses to average net assets ....        0.85%(b)          0.58%              0.50%(b)
  Ratio of net investment income to average
    net assets ...............................        4.58%(b)          4.78%              4.91%(b)
  Ratio of expenses to average net assets (a)         1.51%(b)          2.21%              2.40%(b)
  Ratio of net investment income to average
    net assets (a) ...........................        3.92%(b)          3.15%              3.01%(b)
  Portfolio turnover (d) .....................      108.55%           178.11%            130.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
FINANCIAL HIGHLIGHTS - CLASS Y SHARES

                                                                                    FOR THE
                                                                                    PERIOD
                                                                                 JULY 1, 1996
                                                              FOR THE SIX      (DATE OF INITIAL
                                                              MONTHS ENDED       OFFERING) TO
                                                             APRIL 30, 1997       OCTOBER 31,
                                                              (UNAUDITED)            1996
                                                           -----------------   ----------------

NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD  .........        $10.30             $10.18
                                                                 ------             ------
Income from investment operations:
    Net investment income ...............................          0.24               0.16
    Net realized unrealized gains (losses) on investment
      transactions ......................................         (0.09)              0.12
                                                                 ------             ------
Total income from investment operations .................          0.15               0.28
                                                                 ------             ------
Less dividends and distributions:
    Dividends to shareholders from net investment income          (0.24)             (0.16)
    Distributions to shareholders from net realized gains         (0.01)                --
                                                                 ------             ------
Total dividends and distributions .......................         (0.25)             (0.16)
                                                                 ------             ------
Net change in net asset value per share .................         (0.10)              0.12
                                                                 ------             ------
NET ASSET VALUE PER SHARE, END OF PERIOD ................        $10.20             $10.30
                                                                 ======             ======
Total return ............................................         1.57%(c)           5.02%(e)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000) ..................        $8,091             $8,233
    Ratio of expenses to average net assets .............         0.75%(b)           0.60%(b)
    Ratio of net investment income to average net assets          4.72%(b)           4.78%(b)
    Ratio of expenses to average net assets (a) .........         1.27%(b)           2.26%(b)
    Ratio of net investment income to average net assets(a)       4.21%(b)           3.12%(b)
    Portfolio turnover (d) ..............................       108.55%            178.11%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents total return for Class C Shares from November 1, 1995 to June 30, 1996 plus the total return for Class Y Shares for the period from July 1, 1996 to October 31, 1996.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C SHARES

                                                   FOR THE                           FOR THE PERIOD
                                                 SIX MONTHS           FOR THE         AUGUST 1, 1995
                                                    ENDED              YEAR            (COMMENCEMENT
                                                  APRIL 30,            ENDED         OF OPERATIONS) TO
                                                    1997            OCTOBER 31,         OCTOBER 31,
                                                 (UNAUDITED)           1996                1995
                                                 -----------           ----                ----
NET ASSET VALUE PER SHARE, BEGINNING OF
  PERIOD ...................................        $11.93             $10.24             $10.00
                                                    ------             ------             ------
Income from investment operations:
  Net investment income ....................          0.03               0.19               0.04
  Net realized unrealized gains on
    investment transactions ................          1.25               1.67               0.24
                                                    ------             ------             ------
Total income from investment operations               1.28               1.86               0.28
                                                    ------             ------             ------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ......................         (0.08)             (0.17)             (0.04)
  Distributions to shareholders from net
    realized gains .........................         (0.22)                --                 --
                                                    ------             ------             ------
Total dividends and distributions ..........         (0.30)             (0.17)             (0.04)
                                                    ------             ------             ------
Net change in net asset value per share              (0.98)              1.69               0.24
                                                    ------             ------             ------
NET ASSET VALUE PER SHARE,
  END OF PERIOD ............................        $12.91             $11.93             $10.24
                                                    ======             ======             ======
Total return ...............................        10.78%(c)          18.30%              2.75%(c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, at end of period (000) .......        $5,545             $3,918            $22,092
  Ratio of expenses to average net assets            1.22%(b)           1.28%              1.47%(b)
  Ratio of net investment income to
    average net assets .....................         0.85%(b)           1.83%              1.59%(b)
  Ratio of expenses to average net
    assets (a) .............................         1.24%(b)           1.59%              2.44%(b)
  Ratio of net investment income to
    average net assets (a) .................         0.83%(b)           1.51%              0.62%(b)
  Portfolio turnover (d) ...................        91.57%             86.18%              2.00%
  Average commission (e) ...................      $0.0415%           $0.0006%                 --

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by the total number of shares purchased and sold by the Fund for which commissions were charged.

                      See notes to financial statements.

REPUBLIC EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS Y SHARES

                                                                                    FOR THE
                                                                                    PERIOD
                                                                                 JULY 1, 1996
                                                              FOR THE SIX      (DATE OF INITIAL
                                                              MONTHS ENDED       OFFERING) TO
                                                             APRIL 30, 1997       OCTOBER 31,
                                                              (UNAUDITED)            1996
                                                           -----------------   ----------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD  .........       $11.93             $11.49
                                                               -------            -------
Income from investment operations:
    Net investment income ...............................         0.08               0.08
    Net realized unrealized gains on investment
      transactions ......................................         1.22               0.42
                                                               -------            -------
Total income from investment operations .................         1.30               0.50
                                                               -------            -------
Less dividends and distributions:
    Dividends to shareholders from net investment income         (0.09)             (0.06)
    Distributions to shareholders from net realized gains        (0.22)                --
                                                               -------            -------
Total dividends and distributions .......................        (0.31)             (0.06)
                                                               -------            -------
Net change in net asset value per share .................         0.99               0.44
                                                               -------            -------
NET ASSET VALUE PER SHARE, END OF PERIOD ................       $12.92             $11.93
                                                                ======             ======
Total return ............................................       10.96%(c)           4.72%(f)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000) ..................      $36,896            $33,155
    Ratio of expenses to average net assets .............        0.97%(b)           0.66%(b)
    Ratio of net investment income to average net assets         1.15%(b)           1.93%(b)
    Ratio of expenses to average net assets (a) .........        0.99%(b)           0.97%(b)
    Ratio of net investment income to average net assets(a)      1.12%(b)           1.62%(b)
    Portfolio turnover (d) ..............................       91.57%             86.18%
    Average commission (e) ..............................      $0.0415            $0.0599

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total amount of commissions paid on security transactions divided by total number of shares purchased and sold by the Fund for which commissions were charged.
(f) Represents total return for Class C shares from November 1, 1995 to June 30, 1996 plus the total return for Class Y shares for the period from July 1, 1996 to October 31, 1996.

                      See notes to financial statements.

REPUBLIC FIXED INCOME FUND
FINANCIAL HIGHLIGHTS

                                                     FOR THE                          FOR THE PERIOD
                                                   SIX MONTHS         FOR THE         JANUARY 9, 1995
                                                      ENDED             YEAR           (COMMENCEMENT
                                                    APRIL 30,          ENDED         OF OPERATIONS) TO
                                                      1997           OCTOBER 31,        OCTOBER 31,
                                                   (UNAUDITED)          1996               1995
                                                    ---------       -----------      -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD      $ 10.67           $ 10.96            $ 10.00
                                                    -------           -------            -------
Income from investment operations:
  Net investment income .......................        0.28              0.59               0.46
  Net realized and unrealized gains (losses) on
    investment and foreign currency
    transactions ..............................       (0.02)             0.08               0.96
                                                    -------           -------            -------
Total income from investment operations .......        0.26              0.67               1.42
                                                    -------           -------            -------
Less dividends and distributions:
  Dividends to shareholders from net investment
    income ....................................       (0.34)            (0.59)             (0.46)
  Distributions to shareholders from net
    realized gains ............................       (0.01)            (0.37)                --
                                                    -------           -------            -------
Total dividends and distributions .............       (0.35)            (0.96)             (0.46)
                                                    -------           -------            -------
Net change in net asset value per share .......       (0.09)            (0.29)              0.96
                                                    -------           -------            -------
NET ASSET VALUE PER SHARE, END OF PERIOD ......     $ 10.58           $ 10.67            $ 10.96
                                                    =======           =======            =======
Total return ..................................       2.50%(c)          6.51%             14.37%(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (000) .........     $60,957           $42,424            $26,128
    Ratio of expenses to average net assets           0.82%(b)          0.83%              0.91%(b)
    Ratio of net investment income to average
      net assets ..............................       5.70%(b)          5.51%              5.63%(b)
    Ratio of expenses to average net assets (a)
      .........................................       1.04%(b)          1.06%              1.72%(b)
    Ratio of net investment income to average
      net assets (a) ..........................       5.49%(b)          5.28%              4.82%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                     FOR THE                           FOR THE PERIOD
                                                    SIX MONTHS         FOR THE         JANUARY 9, 1995
                                                      ENDED              YEAR           (COMMENCEMENT
                                                    APRIL 30,           ENDED         OF OPERATIONS) TO
                                                      1997           OCTOBER 31,         OCTOBER 31,
                                                   (UNAUDITED)           1996               1995
                                                    ---------       -----------      -----------------
NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD     $  12.05           $ 10.80            $ 10.00
                                                   --------           -------            -------
Income from investment operations:
  Net investment income ......................         0.07              0.11               0.08
  Net realized and unrealized gains on
    investment and foreign currency
    transactions .............................         1.25              1.31               0.75
                                                   --------           -------            -------
Total income from investment operations ......         1.32              1.42               0.83
                                                   --------           -------            -------
Less dividends and distributions:
  Dividends to shareholders from net
    investment income ........................        (0.11)            (0.16)             (0.03)
  Distributions to shareholders from net
    realized gains ...........................        (0.15)            (0.01)                --
                                                   --------           -------            -------
Total dividends and distributions ............        (0.26)            (0.17)             (0.03)
                                                   --------           -------            -------
Net change in net asset value per share ......         1.06              1.25               0.80
                                                   --------           -------            -------
NET ASSET VALUE PER SHARE, END OF PERIOD .....     $  13.11           $ 12.05            $ 10.80
                                                   ========           =======            =======
Total return .................................       11.37%(c)         13.22%              8.31%(c)

RATIOS/SUPPLEMENTAL DATA:
    Net assets at end of period (000) ........     $120,784           $96,977            $34,244
    Ratio of expenses to average net assets           0.92%(b)          1.11%              1.14%(b)
    Ratio of net investment income to average
      net assets .............................        1.21%(b)          0.99%              1.26%(b)
    Ratio of expenses to average net assets
      (a) ....................................        1.17%(b)          1.13%              2.12%(b)
    Ratio of net investment income to average
      net assets (a) .........................         .96%(b)          0.96%              0.28%(b)

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY FUND
FINANCIAL HIGHLIGHTS

                                                                             FOR THE PERIOD
                                                                           SEPTEMBER 1, 1996
                                                        FOR THE SIX          (COMMENCEMENT
                                                        MONTHS ENDED       OF OPERATIONS) TO
                                                       APRIL 30, 1997         OCTOBER 31,
                                                        (UNAUDITED)               1996
                                                     -----------------   ---------------------

NET ASSET VALUE PER SHARE, BEGINNING OF PERIOD  .....      $ 10.63                 $ 10.00
                                                           -------                 -------
Income from investment operations:
    Net investment loss .............................        (0.02)                     --
    Net realized unrealized losses on investment
      transactions ..................................        (0.10)                   0.63
                                                           -------                 -------
Total income (loss) from investment operations ......        (0.13)                   0.63
                                                           -------                 -------
Less dividends and distributions:
    Dividends to shareholders from net investment
      income ........................................        (0.06)                     --
                                                           -------                 -------
Total dividends and distributions ...................        (0.06)                     --
                                                           -------                 -------
Net change in net asset value per share .............        (0.19)                   0.63
                                                           -------                 -------
NET ASSET VALUE PER SHARE, END OF PERIOD ............      $ 10.44                 $ 10.63
                                                           =======                 =======
Total return ........................................      (1.21%)(c)                6.30%(c)
RATIOS/SUPPLEMENTAL DATA:
    Net assets, at end of period (000) ..............      $99,010                 $92,842
    Ratio of expenses to average net assets .........        1.02%(b)                0.91%(b)
    Ratio of net investment loss to average net
assets ..............................................      (0.40%)(b)              (0.28%)(b)
    Ratio of expenses to average net assets (a) .....        1.28%(b)                1.17%(b)
    Ratio of net investment income to average net
assets (a)                                                 (0.66%)(b)              (0.54)%(b)

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Not annualized.

                      See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997


      PRINCIPAL                                                                VALUE
       AMOUNT          SECURITY DESCRIPTION                                   (NOTE 2)
       ------          --------------------                                   --------
               CORPORATE OBLIGATI0NS - 14.6%
               BANKING - 3.2%
  $    63,000  Blue Bell Funding, 11.85%, due 05/01/99 ...............     $      64,103
      500,000  BankAmerica Instit, 8.07%, due 12/31/26 ...............           490,540
      775,000  First Chicago NBD Instit, 7.95%, due 12/01/26 .........           741,915
      575,000  First Union Capital, 8.04%, due 12/01/26 ..............           561,028
      475,000  PNC Instit Capital Trust A, 7.95%, due 12/15/26 .......           457,211
      300,000  State Street, 7.94%, due 12/30/26 .....................           290,991
      450,000  Wells Fargo Capital A, 8.125%, due 12/01/26 ...........           441,324
                                                                           -------------
                                                                               3,047,110
                                                                           -------------
               BROADCASTING AND  PUBLISHING - 0.6%
      620,000  Paramount Communications, 8.25%, due 08/01/22 .........           585,341
                                                                           -------------
               CONSUMER GOODS - 0.2%
      215,000  RJR Nabisco, Inc. 8.75%, due 04/15/04 .................           215,409
                                                                           -------------
               ENERGY - 2.2%
      200,000  Edison Mission, 7.33%, due 09/15/08 ...................           198,232
      150,000  Excel Paralubes Funding, 7.43%, due 11/01/15 (a) ......           144,360
      250,000  Israel Electric, 7.25%, due 12/15/06 ..................           243,648
      173,320  Mobil Energy SV, 8.665%, due 01/01/17 .................           175,391
      210,000  National Power Corp., 7.875%, due 12/15/06 ............           202,052
      300,000  National Power Corp., 8.4%, due 12/15/16 ..............           286,020
      250,000  Paiton Energy Funding BV, 9.34%, due 02/15/14 .........           267,083
      550,000  RAS Laffan Liquid Natural Gas, 8.294%, due 03/15/14 ...           559,829
                                                                           -------------
                                                                               2,076,615
                                                                           -------------
               FINANCE - 6.0%
      325,000  Anthem Insurance, 9%, due 04/01/27 ....................           324,617
      575,000  BT Institutional Capital, 8.09%, due 12/01/26 .........           546,607
      325,000  Corestates Capital CFL, 8%, 12/19/26 (a) ..............           314,958
      150,000  Dr Structured Financial, 7.43%, due 08/15/18 ..........           119,981
      500,000  Equitable Life, 6.95%, due 12/01/05 ...................           484,145
       70,000  K-Mart Funding Corp., 8.8%, due 07/01/10 ..............            67,535
          825  Home Ownership Funding Corp. 13.331% (d) ..............           806,801
      275,000  John Hancock, 7.375%, due 02/15/24 (a) ................           254,678
          300  Lazara Properties, 13.547% (d) ........................           297,363
      250,000  Mass Mutual Life, 7.625%, due 11/15/23 (a) ............           242,402
      150,000  MCFI 1995 MC1 A1B, 7.6%, due 05/25/27 .................           152,532
      250,000  Met Life, 7.45%, due 11/01/23 (a) .....................           226,136
      300,000  Nationwide Mutual Life, 7.5%, due 02/15/24 (a) ........           270,503
      500,000  New York Life, 7.5%, due 12/15/23 (a) .................           462,773
      250,000  Principal Mutual Insurance Co., 7.875%,
                 due 03/01/24 (a) ....................................           232,799
      500,000  World Financial, 6.95%, due 09/01/13 ..................           483,750
      398,475  World Financial, 6.91%, due 09/01/13 ..................           386,521
                                                                           -------------
                                                                               5,674,101
                                                                           -------------
               INDUSTRIAL - 0.6%
      226,031  DR Structured Financial STRFin, 7.6%, due 08/15/07 ....           209,554
      150,000  Oxymar, 7.5%, due 02/15/16 (a) ........................           141,794
      191,348  Scotia Pacific Holdings, 7.95%, due 07/20/15 ..........           190,404
                                                                           -------------
                                                                                 541,752
                                                                           -------------
               RETAIL - 0.2%
      239,000  Southland Corp., 5%, due 12/15/03 .....................           195,980
                                                                           -------------
               TECHNOLOGY - 0.3%
      240,000  Digital Equipment, 8.625%, due 11/01/12 ...............           242,037
                                                                           -------------
               TELECOMMUNICATIONS - 1.6%
      400,000  Comcast Cellular, 0%, due 03/05/00, 8.76% (e) .........           295,500
      200,000  Rogers Cable Systems, 10%, due 03/15/05 ...............           211,000
      425,000  Tele-Communications, Inc., 8.75%, due 02/15/23 ........           402,964
      375,000  Telecommunications, Inc., 9.25%, due 01/15/23 .........           374,066
      390,000  Teleport Communications, due 07/01/07 .................           269,100
                                                                           -------------
                                                                               1,552,630
                                                                           -------------
               TRANSPORTATION - 0.2%
      175,000  Jet Equipment Trust, 10%, due 06/15/12 ................           207,463
                                                                           -------------
               TOTAL CORPORATE OBLIGATIONS
                 (COST $14,411,804) ..................................        14,338,436
                                                                           -------------
               COLLATERALIZED MORTGAGE
                 OBLIGATIONS -7.2%
      274,942  Alliance HEL 96 2 A6 8.3%, due 09/25/27 ...............           283,234
      330,000  Alcoa Aluminium 96 1, 7.5%, due 12/16/08 ..............           324,948
      115,080  American Southwest Financial 1993-2 A1, 7.3%,
                 due 01/18/09 ........................................           114,077
      150,000  American Southwest Financial 1995-C1 A1B, 7.4%,
                 due 11/17/04 ........................................           151,760
    5,343,651  ASFS 1993-2 S1 IO, 1.097%, due 01/18/09 ...............           277,870
      250,000  Asset Securitization Corp., 1996-D3 A1C, 7.4%,
                 due 10/13/26 ........................................           252,450
      170,768  Asset Securitization Corp., 1995-D1 A1, 7.59%,
                 due 08/11/27 ........................................           174,368
      196,016  Asset Securitization Corp., 1995-MD4 A1, 7.1%,
                 due 08/13/29 ........................................           195,628
    1,084,170  Nomura Asset Securitization Corp., 1995-MD4 CS IO,
                 2.39%, due 08/13/29 .................................           193,687
      500,000  Asset Securitization Corp., 1996-MD6 A1B, 7.1%,
                 due 11/13/26 ........................................           494,290
      275,000  Asset Securitization Corp., 1996-MD6 A1C, 7.1%,
                 due 11/13/26 ........................................           271,513
      300,000  BSMSI 96 09 L NAS, 8.0%, due 06/15/26 .................           305,847
      175,000  CBM Funding Corp., 1996-1 A3, 7.08%, due 02/01/13 .....           173,362
      325,000  CCMSC 1996-2 B, 6.9%, due 10/19/06 ....................           314,597
      144,152  CWMBS 1993-C, 6.5%, due 01/25/24 ......................           133,159
    2,750,000  DLJMA 1997 CF1 S IO, 1.0557%, due 05/15/30 ............           183,068
      425,000  DLJMA 1997 CF1 A1B, 7.6%, due 05/15/30 ................           434,040
      143,946  FBMS 1993-5 B1, 7.3%, due 07/25/23 ....................           138,806
      265,000  FHR 1632 SA INV FLTR, due 11/15/23 (c) ................           198,114
    2,499,529  GMAC 96 C1 X2 I0, 1.9673%, due 03/15/21 ...............           221,908
      195,317  INMC 1994-O B1, 7.88%, due 09/25/24 ...................           195,323
      297,712  LBCMT 96 C2 A Seq, 7.42%, due 10/25/26 ................           300,511
      225,000  Merrill Lynch Mortgage Investors 1996 C1 A3, 7.42%,
                 due 03/25/26 ........................................           224,483
      125,000  Merrill Lynch Mortgage Investors 1996 C2 A2, 6.82%,
                 due 04/25/06 ........................................           121,475
    1,325,000  Merrill Lynch Mortgage Investors 1996 C2 IO, 1.52893%,
                 due 10/25/26 ........................................           117,289
      225,000  MIDL 1996 C2 A2, 7.233%, due 01/25/27 .................           223,639
      350,000  Rali 96 QS8 A13 Nas, 7.75%, due 12/25/26 ..............           351,873
      375,000  Rali 97 QS3 A8 Nas, 7.75%, due 04/25/27 ...............           376,669
      100,000  RFMSI 1993-MZ3 A2, 6.97%, due 08/28/23 ................            92,917
                                                                           -------------
               TOTAL COLLATERALIZED MORTGAGE
                 OBLIGATIONS (COST $6,888,534) .......................         6,840,899
                                                                           -------------
               ASSET-BACKED OBLIGATIONS - 1.3%
   114,785     Aircraft Lease Portfolio Securitizations Class B,
                 6.79%, due 03/15/19 .................................           115,215
      200,000  Aircraft Lease Portfolio Securitizations 1994-1 A4,
                 7.8%, due 09/15/04 ..................................           203,450
       99,493  Aircraft Lease Portfolio Securitizations 1994-1 C,
                 9.35%, due 09/15/04 .................................           101,806
      275,000  AMLT 1996 2A5, 8.08%, due 11/25/25 ....................           279,422
      275,000  DELHE 1996 1 A7, 7.95%, due 06/25/27 ..................           279,004
      300,000  IMC Hel 96 3 A7, 8.05%, due 08/25/26 ..................           306,672
                                                                           -------------

               TOTAL ASSET BACKED OBLIGATIONS
                 (COST $1,269,202) ...................................         1,285,569
                                                                           -------------
               U.S. GOVERNMENT AGENCY OBLIGATIONS - 31.6%
               FEDERAL GOVERNMENT LOAN MORTGAGE
               CORPORATIONS - 18.7%
   17,525,000  7.5%, due 06/15/26 (b) ................................        17,410,036
      383,403  PL#A01521, 9.5%, due 12/01/16 .........................           410,961
                                                                           -------------
                                                                              17,820,997
                                                                           -------------
               FEDERAL NATIONAL MORTGAGE ASSOCIATION - 3.0%
      113,704  93 205 GT PO, due 09/25/23, 6.44% (e) .................            63,424
    1,111,618  92-89 SQ (CMO) 3.3%, due 06/25/22 .....................            91,714
      138,467  93 149 O PO, due 08/25/23 .............................            73,623
      135,378  93 146 GT PO, due 05/25/23 ............................            73,835
       48,511  93 235 HT PO, due 09/25/23, 7.85% (e) .................            33,535
       30,899  93 243C XP PO, due 11/25/23, 5.74% (e) ................            20,205
      110,000  96 14 PC PO, due 12/25/23 .............................            52,676
      110,000  96 46 PB PO, due 09/25/23 .............................            63,085
       79,424  96 54 N PO, due 07/25/23 ..............................            51,658
       90,000  96 54 O PO, due 11/25/23 ..............................            48,636
      175,000  97 3 E PO, due 12/25/23 ...............................           100,958
      222,391  97 7 AE PO, due 03/18/27 ..............................           134,569
    1,000,000  97 30 SP INV I0, due 04/25/22 .........................           148,370
       24,286  PL#034268 CL, DTD 09/1/86, due 09/01/16 ...............            25,762
      222,446  PL#035052 CL, DTD 10/01/86, 9.0%, due 10/01/16 ........           235,967
      199,857  PC#044176 CL, 10%, due 03/01/20 .......................           217,175
       11,468  PC#075414 CL, 10%, due 05/01/19 .......................            12,464
       10,090  PC#082406 CL, 10%, due 09/01/19 .......................            10,964
       23,850  PC#082931 CL, 10%, due 10/01/19 .......................            25,920
       55,529  PC#083435 CL, 10%, due 11/01/19 .......................            60,342
       24,296  PC#083880 CL, 10%, due 11/01/19 .......................            26,402
       22,163  PC#084964 CL, 10%, due 11/01/19 .......................            24,087
       14,543  PC#087291 CL, 10%, due 01/01/20 .......................            15,803
       10,271  PC#088027 CL, 10%, due 01/01/20 .......................            11,162
       27,080  PC#088383 CL, 10%, due 11/01/18 .......................            29,431
    1,260,789  TR 249 PO, due 10/25/23, 6.72% (e) ....................           777,529
      167,029  TR 254 PO, due 01/01/24, 5.74% (e) ....................           109,087
      225,457  Strip 260 PO, due 04/01/24, 5.86% (e) .................           145,735
       95,193  PL#124783, 10.5%, due 12/01/16 ........................           104,086
      106,965  PL#303157, 10%, due 05/01/22 ..........................           117,413
                                                                           -------------
                                                                               2,905,617
                                                                           -------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 7.6%
      228,922  PL#780081, 10%, due 02/15/25 ..........................           251,171
      408,520  PL#780164, 10%, due 12/15/17 ..........................           448,902
       81,802  PL#038500, 11%, due 01/15/10 ..........................            91,056
       63,920  PL#038712 SF, 11%, due 03/15/10 .......................            71,151
       63,690  PL#039798 SF, 11%, due 06/15/10 .......................            70,895
       84,921  PL#041650, 11%, due 08/15/10 ..........................            94,528
       86,039  PL#041840, 11%, due 08/15/10 ..........................            95,772
       91,118  PL#042490 SF, 11%, due 07/15/10 .......................           101,426
       67,451  PL#043699, 11%, due 09/15/10 ..........................            75,081
       64,003  PL#044103, 11%, due 09/15/10 ..........................            71,244
       28,029  PL#120587, 13.5%, due 11/15/14 ........................            32,609
       35,710  PL#150312, 11.5%, due 02/15/16 ........................            40,352
       38,912  PL#163997, 10.5%, due 08/15/16 ........................            42,925
       58,848  PL#164353, 10.5%, due 06/15/16 ........................            64,917
      162,453  PL#278742, 10.5%, due 09/15/19 ........................           179,206
      231,438  PL#780127 SP, 10.5%, due 04/15/25 .....................           257,690
      400,392  PL#780378, 11%, due 01/15/19 ..........................           440,688
      417,171  PL#780384, 11%, due 12/15/17 ..........................           471,553
      737,234  PL#780472, 10%, due 03/15/25 ..........................           808,886
      168,150  PL#780517, 10.5%, due 01/15/18 ........................           187,134
    3,312,291  PL#80011, 6%, due 11/20/26 ............................         3,331,470
                                                                           -------------
                                                                               7,228,656
                                                                           -------------

               FEDERAL HOME LOAN MORTGAGE ASSOCIATION - 2.2%
      213,186  GP#D71780 D7, 7%, due 07/01/24 ........................           208,277
      668,627  GP#G000576, 7%, due 12/01/24 ..........................           649,612
      100,657  PL#555201, 11%, due 09/01/16 ..........................           112,201
      349,830  PL#555283, 10%, due 09/01/17 ..........................           379,180
       61,648  1709 H PO, due 01/15/24 ...............................            24,499
       98,634  1750 C PD PO, due 03/15/24 ............................            60,897
       60,000  1813 K PO, due 02/15/24 ...............................            35,460
      115,000  1844 PC PO, due 03/15/24 ..............................            62,457
       65,000  1887 I PO, due 10/15/22 ...............................            37,980
       75,403  GP#180881, 10.5%, due 10/01/11 ........................            83,061
       77,994  PL#308433, 10.5%, due 11/01/18 ........................            85,915
      400,127  GP#D51505, 7%, due 04/01/24 ...........................           390,912
                                                                           -------------
                                                                               2,130,451
                                                                           -------------
               TOTAL U.S. GOVERNMENT AGENCY
                 OBLIGATIONS (COST $29,995,797) ......................        30,085,720
                                                                           -------------

               U.S. TREASURY OBLIGATIONS - 32.4%
    4,250,000  U.S. Treasury Strip, 0%, due 02/15/19, 6.96% (e) ......           909,751
      670,000  U.S. Treasury Bond, 8.75%, due 08/15/20 ...............           797,300
    1,250,000  U.S. Treasury Note, 7%, due 04/15/99 ..................         1,266,406
    1,150,000  U.S. Treasury Note, 7.25%, due 08/15/04 ...............         1,185,938
   13,650,000  U.S. Treasury Note, 7.125%, due 09/30/99 ..............        13,876,071
   12,285,000  U.S. Treasury Note, 7.5%, due 02/15/05 ................        12,860,859
                                                                           -------------
               TOTAL U.S. TREASURY OBLIGATIONS
                 (COST $31,170,697) ..................................        30,896,320
                                                                           -------------

               YANKEE BONDS - 2.1%
      900,000  Mexico Par Bond Series A, 6.25%, due 12/31/19 .........           653,625
      975,000  Republic of Argentina, 5.25%, due 03/31/23 ............           634,969
      500,000  Venezuela Par Series W-A, 6.75%, due 03/31/20 .........           338,750
      350,000  Republic of Colombia, 8.7%, due 02/15/16 ..............           341,410
                                                                           -------------
               TOTAL YANKEE BONDS (COST $1,896,470) ..................         1,968,754
                                                                           -------------

               RIGHTS - 0.0%
      900,000  United Mexican States Warrants 0% due 06/30/03 ........                 0
        2,500  Republic of Venezuela, due 04/15/20 ...................                 0
                                                                           -------------
               TOTAL RIGHTS (COST $0) ................................                 0
                                                                           -------------
               FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
  CAD 880,000  Canada Government Note, 9.75%, due 06/01/21 ...........           817,701
SEK 7,200,000  Kingdom of Sweden, 6%, due 03/09/05 ...................           865,468
SEK 4,500,000  Kingdom of Sweden (1033), 10.25%, due 05/05/03 ........           676,463
                                                                           -------------
               TOTAL FOREIGN GOVERNMENT OBLIGATIONS (COST $2,550,936)      $   2,359,632
                                                                           -------------
               COMMERCIAL PAPER - 24.6%
    2,500,000  Barclays US Funding Corp. .............................         2,494,250
    2,500,000  Beneficial ............................................         2,493,088
    2,000,000  GECC ..................................................         1,996,433
    2,500,000  IBM Credit ............................................         2,497,717
    2,500,000  Metlife Funding .......................................         2,486,150
    2,500,000  Philip Morris Cos, Inc ................................         2,492,319
    2,500,000  Prudential Funding ....................................         2,489,997
    2,500,000  TransAmerica Corp. ....................................         2,489,286
    2,500,000  Warner Lambert ........................................         2,491,490
    1,539,689  Investors Cash Reserve ................................         1,539,689
                                                                           -------------
               TOTAL COMMERCIAL PAPER
                 (COST $23,379,029) ..................................        23,470,419
                                                                           -------------

TOTAL INVESTMENTS - 116.7%
  (Identified Cost $111,562,469) (f) .................................       111,245,749
OTHER LIABILITIES IN EXCESS OF ASSETS - (16.7%) ......................       (15,919,866)
                                                                           -------------
NET ASSETS - 100.0% ..................................................     $  95,325,883
                                                                           =============
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(b) Security purchased on a delayed delivery basis.
(c) Represents a variable rate note. Interest rate disclosed represents current rate at 04/30/97.
(d) Preferred Stock.
(e) Effective yield (calculated at the date of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(f) For Federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

REPUBLIC FIXED INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS -- APRIL 30, 1997 (UNAUDITED)
OPEN FORWARD FOREIGN CURRENCY CONTRACTS

                                                   PRINCIPAL                                           NET
                                                     VALUE                                          UNREALIZED
    EXPIRATION                                       LOCAL                          VALUE         APPRECIATION/
       DATE         CONTRACT TO DELIVER            CURRENCY        COST US$        (NOTE 2)        DEPRECIATION
    ----------      -------------------            ---------       --------        --------       -------------
CONTRACTS TO BUY:
05/27/97            Canadian Dollar                   45,000       $ 32,650        $ 32,255          $  (395)
05/28/97            Swedish Krona                     90,000         11,976          11,509             (467)
                                                                                                     -------
                                                                                                        (862)
                                                                                                     -------

CONTRACTS TO SELL:
05/27/97            Canadian Dollar                1,195,000        882,635         856,550           26,086
05/28/97            Swedish Krona                  5,865,000        791,754         750,028           41,726
05/28/97            Swedish Krona                  6,800,000        888,889         869,598           19,291
                                                                                                     -------
                                                                                                      87,103
                                                                                                     -------
NET UNREALIZED APPRECIATION ON FORWARD FOREIGN CURRENCY CONTRACTS                                     86,241
                                                                                                     =======

SCHEDULE OF OPEN FINANCIAL FUTURES CONTRACTS

                                                                                                   NET
                                                                                             APPRECIATION
    EXPIRATION        NUMBER OF                                            CONTRACT         (DEPRECIATION)
       DATE           CONTRACTS    CONTRACTS                                VALUE            OF CONTRACTS
    ----------        ---------    ---------                               --------         --------------
PURCHASED
06/26/97                 14        US 2YR Note Fut June 97                $2,877,219            $(6,869)

SOLD
06/02/97                 61        US 5YR Note Fut June 97                 6,422,156             82,541
                                                                                                -------
NET UNREALIZED APPRECIATION ON OPEN FUTURES CONTRACTS                                           $75,672
                                                                                                =======

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997

                                                                                         VALUE
SECURITY DESCRIPTION                                                    SHARES         (NOTE 2)
--------------------                                                    ------         --------
COMMON STOCKS - 93.1%
ARGENTINA - 0.8%
Perez Companc ADR .........................................              59,000      $    935,703
Telecom Argentina ADR .....................................               6,000           300,000
YPF Sociedad Anonima ADR ..................................               6,000           165,750
                                                                                     ------------
                                                                                        1,401,453
                                                                                     ------------
AUSTRALIA - 4.8%
Coca-Cola Amatil Ltd. .....................................             163,725         1,871,915
Brambles Industries Ltd. ..................................              79,000         1,429,492
Lend Lease Corp., Ltd. ....................................              60,861         1,164,878
News Corp., Ltd. ADS ......................................              43,000           795,500
Western Mining Corp. Holding Ltd. .........................             267,400         1,585,046
Westpac Banking Corp. .....................................             363,400         1,958,528
                                                                                     ------------
                                                                                        8,805,359
                                                                                     ------------
BRAZIL - 1.1%
Centrais Electro Brasil ADR ...............................              21,000           480,585
Telecommunicacos Brasileiras ADR ..........................              13,500         1,549,125
                                                                                     ------------
                                                                                        2,029,710
                                                                                     ------------
CANADA - 6.5%
Alcan Aluminum Ltd. .......................................              37,800         1,280,475
Bombardier, Inc. Class B ..................................              15,100           306,143
Cominco Ltd. ..............................................              36,000           927,000
Imasco Ltd. ...............................................              52,000         1,417,488
Inco Ltd. .................................................              35,430         1,133,760
Inco Ltd., Class VBN ......................................               7,250           151,924
Northern Telecom Ltd. .....................................              14,000         1,016,750
Rogers Communications Class B .............................              53,000           279,077
Royal Bank of Canada ......................................              48,500         1,940,556
Seagrams Co., Ltd. ........................................              20,300           776,475
Suncor Ltd. ...............................................              23,000         1,043,625
Thomson Corp. .............................................              80,000         1,667,801
                                                                                     ------------
                                                                                       11,941,073
                                                                                     ------------
DENMARK - 0.3%
Tele Danmark A/S ADR ......................................              21,300           529,838
                                                                                     ------------

FINLAND - 0.6%
Nokia AB-A ................................................              17,000         1,050,947
                                                                                     ------------

FRANCE - 5.2%
Bougues ...................................................               9,000           844,063
Pechiney Ord Class A ......................................              28,385         1,060,940
Peugeot SA ................................................              13,000         1,294,985
Renault SA ................................................              29,300           694,258
Sidel .....................................................              16,000         1,149,970
Synthelabo ................................................               9,600         1,143,935
Societe National Elf-Aquitaine ............................              16,500         1,601,200
Television Francaise ......................................              10,000           965,281
Valeo .....................................................              13,318           822,028
                                                                                     ------------
                                                                                        9,576,660
                                                                                     ------------
GERMANY - 5.3%
Commerzbank AG ............................................              37,500         1,006,573
Mannesmann AG .............................................               9,550         3,758,191
Munchener Ruck INH ........................................                 125           205,865
Munchener Ruck Nam 50% paid ...............................                 190           460,589
Siemens AG ................................................              10,000           542,040
Thyssen AG ................................................               7,000         1,527,015
Volkswagen N/V VZG ........................................                 600           297,486
Volkswagen AG .............................................               3,000         1,908,697
                                                                                     ------------
                                                                                        9,706,456
                                                                                     ------------
HONG KONG - 2.8%
Citic Pacific Ltd. ........................................             230,000         1,244,030
Hong Kong Electric Holdings ...............................             354,000         1,252,111
Hong Kong Telecom .........................................             792,000         1,359,771
Swire Pacific Class A .....................................             153,000         1,180,098
                                                                                     ------------
                                                                                        5,036,010
                                                                                     ------------
INDONESIA - 0.2%
Pt Indonesia Satellite ADR ................................              12,000           330,000
                                                                                     ------------

IRELAND - 0.5%
Allied Irish Banks Plc ....................................             130,600           932,342
                                                                                     ------------

ITALY - 3.0%
Alleanza Assicurraziona Spa Azione Nom ....................              82,300           559,760
Alleanza Assicuraz Di Risp It 2000 ........................              79,530           393,595
Italcementi Fabriche Riunit ITL 2000 ......................               6,300            35,166
SEAT SPA N/V RISP .........................................             250,000            49,613
SEAT SPA Ord ..............................................           2,000,000           617,327
Stet Risp Non CVT ITL 1000 ................................             250,000           926,077
Telecom Italia Mobile-DrNc ITL 100 ........................             988,000         1,825,599
Telecom Italia Spa ITL 1000 ...............................             420,500         1,113,880
                                                                                     ------------
                                                                                        5,521,017
                                                                                     ------------
JAPAN - 24.3%
Acom Co. Ltd. .............................................              22,500           917,717
Adventest Corp. ...........................................              35,970         1,996,760
Asahi Breweries Ltd. ......................................              69,000           760,630
Banyu Pharmaceutical Co. ..................................              47,000           721,654
Bridgestone Corp. .........................................              82,000         1,743,307
Chudenko Corp. ............................................               7,865           200,650
Dai-Ni-Denden .............................................                 208         1,380,661
East Japan Railway ........................................                 280         1,210,394
Fuji Photo Film ...........................................              25,000           954,724
Higashi Nihon House .......................................              33,000           324,803
Honda Motor Co., Ltd. .....................................              40,000         1,240,945
Honda Motor Co., Ltd. ADR .................................               6,000           375,000
Japan Airlines ............................................             280,000         1,111,181
Jusco Co. .................................................              46,000         1,412,598
Kawasaki Heavy Industries .................................              78,000           307,701
Kawasaki Kisen ............................................             122,000           211,339
Kurita Water Industries ...................................              30,000           633,071
Kyocera Corp. ADR .........................................               3,000           361,500
Kyocera Corp. .............................................              24,100         1,442,205
Minebea Co., Ltd. .........................................             118,000           984,882
Mitsubishi Corp. ..........................................             121,000         1,133,780
Mitsubishi Chemical Corp. .................................             133,000           447,173
Murata Manufacturing Co., Ltd. ............................              18,000           670,394
NEC Corp. .................................................              98,000         1,196,063
Nichiei Co., Ltd. .........................................              16,400         1,291,339
Nintendo Corp. ............................................              13,300           964,512
NKK Corp. .................................................             145,000           312,835
Nippon Telegraph & Telephone Corp. ........................                 122           859,764
Nikon Corp. ...............................................             149,000         2,135,276
Nomura Securities Co., Ltd. ...............................              89,000           995,118
Rohm Co. Ltd. .............................................              20,000         1,524,409
Sankyo Co., Ltd. ..........................................              45,500         1,218,110
Sekisui House Ltd. ........................................             127,000         1,130,000
Shiseido Co. ..............................................              96,000         1,375,748
Soft Bank Corp. ...........................................              13,286           779,376
Sony Corp. ................................................              20,200         1,469,669
Sumitomo Bank .............................................             150,000         1,712,598
Sumitomo Realty & Development .............................             158,000         1,120,929
Suzuki Motor Corp. ........................................             101,000         1,073,622
Tokyo Electron Ltd. .......................................              63,400         2,446,142
Toyota Motor Corp. ........................................              31,000           898,268
Yasuda Fire & Marine Insurance ............................             129,000           597,260
Wako Securities ...........................................             158,000           740,236
                                                                                     ------------
                                                                                       44,384,341
                                                                                     ------------
KOREA - 0.6%
Samsung Electronics GDP ...................................              24,000         1,128,000
                                                                                     ------------

MALAYSIA - 1.7%
Edaran Otomobil Berhard ...................................             100,000           944,110
New Straits Times Press Berhard ...........................             127,000           708,282
Renong Berhad .............................................             256,000           350,811
Sime Darby Berhad .........................................             361,000         1,114,508
                                                                                     ------------
                                                                                        3,117,711
                                                                                     ------------
MEXICO - 1.9%
Grupo Financiero Banamex Series "L" Shares ................              55,337           110,751
Grupo Financieri Banamex Accival series "B" NPV ...........             261,800           560,871
Panamerican Beverages, Inc. Class A .......................              40,000         1,160,000
Telefonos De Mexico ADR ...................................              37,900         1,568,113
                                                                                     ------------
                                                                                        3,399,735
                                                                                     ------------
NETHERLANDS - 3.9%
Aegon NV ..................................................              16,500         1,169,582
ASM Lithography Holding NV ................................              17,000         1,270,514
KON AHOLD NV ..............................................              23,000         1,571,256
Philips Electronics NV ....................................              40,100         2,094,753
Philips Electronics NV ADR ................................              18,000           963,000
                                                                                     ------------
                                                                                        7,069,105
                                                                                     ------------
NEW ZEALAND - 0.4%
Telecom New Zealand .......................................             149,000           667,928
                                                                                     ------------

NORWAY - 1.3%
Norsk Hydro ASA ...........................................              20,000           974,733
Orkla AS A-AKSJER .........................................              17,000         1,425,441
                                                                                     ------------
                                                                                        2,400,174
                                                                                     ------------
PERU - 0.6%
Telefonica Del Peru ADR ...................................              45,000         1,080,000
                                                                                     ------------

PHILIPPINES - 0.1%
Philippine Long Distance Tel ADR ..........................               4,000           223,000
                                                                                     ------------
PORTUGAL - 0.9%
Portugal Telecom S.A. ADR .................................              43,800         1,620,600
                                                                                     ------------

SINGAPORE - 0.8%
City Developments .........................................              35,000           282,862
Singapore Press Holdings Ltd. .............................              62,400         1,155,156
                                                                                     ------------
                                                                                        1,438,018
                                                                                     ------------
SPAIN - 2.3%
Banco Santander ...........................................              17,400         1,311,228
Corporacion Mapfre New ESB 500 ............................                 338            17,251
Corporacion Mapfre ESB 500 ................................               9,000           471,672
Telefonica De Espana ......................................              95,900         2,460,406
                                                                                     ------------
                                                                                        4,260,557
                                                                                     ------------
SWEDEN - 6.1%
ABB Ab-A ..................................................             127,000         1,545,278
AGA AB B Free .............................................              34,100           445,326
Astra AB A Shares ADR .....................................              12,000           492,000
Astra AB A-F ..............................................              62,900         2,572,499
Atlas Copco AB-Ser "B" Free ...............................              40,000           991,241
Autoliv AB ................................................              11,450           416,496
Ericsson AB B Free ........................................              53,660         1,695,516
Ericsson LM Telephone ADR .................................               7,000           235,375
Hennes & Mauritz AB A-F ...................................               8,500         1,229,177
Incentive AB-B ............................................              12,000           787,387
Volvo Aktiebolag B Free ...................................              26,500           666,826
                                                                                     ------------
                                                                                       11,077,121
                                                                                     ------------
SWITZERLAND - 5.2%
Asea Brown Boverei AG A Inhaber ...........................                 950         1,151,222
Asea Brown Boverei AG-REG New .............................                 425            99,109
Baloise Holdings ..........................................                 343           724,189
Credit Suisse Holdings Group, Reg .........................              12,005         1,352,906
Holderbank Finan Glaris Bearer ............................               1,630         1,269,253
Nestle ....................................................               1,489         1,809,443
Novartis AG Reg ...........................................               1,794         2,365,206
Swiss Air-Reg .............................................                 900           788,187
                                                                                     ------------
                                                                                        9,559,515
                                                                                     ------------
TAIWAN - 1.2%
ACER Inc GDR ..............................................             105,980         1,345,946
China Steel Corp. GDR .....................................              35,000           786,625
                                                                                     ------------
                                                                                        2,132,571
                                                                                     ------------
THAILAND - 0.2%
Bangkok Bank Co., Ltd. ....................................              45,000           416,762
                                                                                     ------------

UNITED KINGDOM - 10.8%
Bank Of Scotland ..........................................             396,800         2,384,145
BAT Industries Plc ........................................              95,200           805,441
BICC Plc ..................................................             120,090           449,508
BOC Group .................................................              10,000           153,540
British Petroleum Plc .....................................              46,000           528,872
British Petroleum Plc ADR .................................               4,700           646,838
British Sky Broadcasting Plc ..............................              29,800           275,110
Commercial Union Plc ......................................              80,000           886,649
Electrocomponents Plc .....................................              95,000           609,368
English China Clays Plc ...................................             189,000           635,318
HSBC Holdings Plc .........................................              59,300         1,560,016
Laporte Plc ...............................................              80,000           863,265
Lloyds TSB Group Plc ......................................             190,000         1,740,171
Morgan Crucible Company Plc ...............................             151,800         1,069,845
National Westminister Bank Plc ............................             120,000         1,422,536
Reckitt and Colman Plc ....................................             129,390         1,759,725
Reuters Holdings Plc ......................................              80,000           824,292
Shell Transport & Trading ADR .............................               3,400           361,675
Shell Transport & Trading Plc .............................              33,000           584,117
Zeneca Group Plc ..........................................              71,000         2,143,946
Zeneca Group Plc ADR ......................................                 300            27,113
                                                                                     ------------
                                                                                       19,731,489
                                                                                     ------------
TOTAL COMMON STOCK (COST $149,810,372) ....................                           170,567,490
                                                                                     ------------

RIGHTS - 0.0%
MALAYSIA
Renong Berhad Warrants Issue 5/22/96 Exp 11/21/00 .........              32,000            17,592
Renong Berhad 4% ICULS 2001 Convertible ...................              51,200            18,152
                                                                                     ------------
TOTAL RIGHTS (COST $29,171) ...............................                                35,744
                                                                                     ------------

PREFERRED STOCK - 0.1%
CANADA
INCO Ltd Series E 5.5% Convertible
  (COST $133,480) .........................................               2,639           132,940
                                                                                     ------------

                                                                 PRINCIPAL
                                                                   AMOUNT
                                                                 ---------
LONG TERM CORPORATE DEBT - 0.8%
JAPAN
Fujitsu Ltd. Convertible Ser 81.9% DTD 12/22/94
  Due 3/29/03 .............................................  JPY     15,000,000           157,559
Fujitsu Ltd. Convertible Ser 102% DTD 12/22/94
  Due 3/31/04 .............................................  JPY     19,000,000           199,724
Fujitsu Ltd. Convertible Ser 91.95% DTD 12/22/94
  Due 3/31/03 .............................................  JPY     31,000,000           325,134
Sankyo Co. Ltd. 0.70% DTD 3/31/94 Due 3/30/01 .............  JPY     35,000,000           422,756
Sumitomo Bank Intl Fin NV 0.75% DTD 6/26/96
  Due 5/31/01 .............................................  JPY     50,000,000           420,512
                                                                                     ------------
TOTAL LONG TERM CORPORATE DEBT
  (COST $1,486,193) .......................................                             1,525,685
                                                                                     ------------

                                                                       SHARES
                                                                       ------
SHORT TERM INVESTMENTS - 5.5%
Investors Cash Reserve Fund ...............................          10,109,356        10,109,356
                                                                                     ------------
TOTAL INVESTMENTS - 99.8%
  Identified Cost ($161,568,572)(a) .......................                           182,371,215

OTHER ASSETS IN EXCESS OF LIABILITIES - 0.2%                                              369,185
                                                                                     ------------
TOTAL NET ASSETS - 100.0% .................................                          $182,740,400
                                                                                     ============
-------------------------------------------------------------------------------------------------
ADR = American depository receipt          GDR = Global depositary receipt
ADS = American depository share            JPT = Japanese Yen

(a) For Federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

                                                 PRINCIPAL                                             NET
                                                   VALUE                                            UNREALIZED
EXPIRATION                                         LOCAL                            VALUE          APPRECIATION/
   DATE             CONTRACT TO DELIVER          CURRENCY         COST U.S.$       (NOTE 2)        (DEPRECIATION)
----------          -------------------          ---------        ----------       --------        --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO BUY:
05/05/97            Australian Dollar                156,638         122,270      $  122,191        $       (79)
05/06/97            Australian Dollar                 84,971          66,419          66,287               (132)
05/06/97            Australian Dollar                143,255         112,007         111,756               (251)
05/30/97            Swiss Franc                        4,760           3,242           3,258                 16
06/30/97            Swiss Franc                      526,158         368,277         361,350             (6,927)
05/12/97            German Deutsche Mark             606,991         360,596         351,545             (9,051)
06/06/97            German Deutsche Mark             790,823         475,111         459,785            (15,326)
05/12/97            French Franc                     954,533         168,283         163,969             (4,314)
05/07/97            Great British Pound               93,149         151,218         151,433                215
08/18/97            Great British Pound              548,378         899,888         893,464             (6,424)
05/01/97            Japanese Yen                  13,718,326         108,703         108,039               (664)
05/01/97            Japanese Yen                   6,341,375          50,058          49,942               (116)
05/02/97            Japanese Yen                   3,662,671          28,879          28,851                (28)
05/02/97            Japanese Yen                   9,478,500          74,722          74,662                (60)
05/02/97            Japanese Yen                   2,722,941          21,512          21,449                (63)
05/02/97            Japanese Yen                   8,445,333          66,613          66,524                (89)
05/19/97            Japanese Yen                   9,900,000          96,126          78,234            (17,892)
05/19/97            Japanese Yen                   9,943,200          89,417          78,576            (10,841)
05/30/97            Japanese Yen                  21,500,000         206,890         170,259            (36,631)
05/30/97            Japanese Yen                  21,546,000         178,568         170,623             (7,945)
05/30/97            Japanese Yen                  21,547,750         178,464         170,637             (7,827)
06/06/97            Japanese Yen                 108,348,379         895,945         858,861            (37,084)
06/10/97            Japanese Yen                  44,287,510         364,746         351,259            (13,487)
10/31/97            Japanese Yen                  56,453,000         478,456         457,776            (20,680)
05/05/97            Netherlands Guilder              660,513         338,985         339,601                614
06/06/97            Norwegian Krone                1,561,838         230,632         220,440            (10,192)
                                                                   ---------      ----------        -----------
                                                                   6,136,027      $5,930,770        $  (205,257)
                                                                   ---------      ----------        -----------

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
SCHEDULE OF OPEN FORWARD FOREIGN CURRENCY CONTRACTS (CONTINUED)

                                                 PRINCIPAL                                             NET
                                                   VALUE                                            UNREALIZED
    EXPIRATION                                     LOCAL                            VALUE          APPRECIATION/
       DATE         CONTRACT TO DELIVER          CURRENCY         COST U.S.$       (NOTE 2)        (DEPRECIATION)
    ----------      -------------------          ---------        ----------       --------        --------------
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS TO SELL:
05/27/97            Swiss Franc                      406,698         279,000      $  278,165        $       835
06/30/97            Swiss Franc                      526,158         362,493         361,350              1,143
05/12/97            German Deutsche Mark             606,991         365,000         351,545             13,455
05/14/97            German Deutsche Mark             569,318         339,790         329,849              9,941
05/27/97            German Deutsche Mark             361,080         215,000         209,709              5,291
06/06/97            German Deutsche Mark             790,823         464,000         459,785              4,215
05/12/97            French Franc                     954,533         170,000         163,969              6,031
05/27/97            French Franc                   1,671,795         295,000         287,865              7,135
05/21/97            British Pound                    663,746       1,068,000       1,081,471            (13,471)
05/27/97            British Pound                    405,139         660,530         682,979            (22,449)
08/18/97            British Pound                    548,378         885,000         893,464             (8,464)
11/14/97            Hong Kong Dollar               2,837,328         365,000         365,965               (965)
05/19/97            Japanese Yen                  19,843,200         195,000         156,810             38,190
05/30/97            Japanese Yen                  64,593,750         625,000         511,518            113,482
06/06/97            Japanese Yen                 108,348,379         899,000         858,861             40,139
06/10/97            Japanese Yen                  44,287,510         370,142         351,259             18,883
10/31/97            Japanese Yen                 112,906,374       1,038,000         915,555            122,445
06/06/97            Norwegian Krone                1,561,838         225,000         220,440              4,560
05/05/97            Swedish Krona                  1,218,189         155,500         155,310                190
06/06/97            Swedish Krona                  2,837,456         370,000         363,057              6,943
                                                                   ---------      ----------        -----------
                                                                   9,346,455      $8,998,926         $  347,529
                                                                   ---------      ----------        -----------

NET UNREALISED APPRECIATION ON OPEN FORWARD
  FOREIGN CURRENCY CONTRACTS ...............................................................         $  142,272
                                                                                                     ==========

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED) (CONTINUED)
APRIL 30, 1997
INDUSTRY DIVERSIFICATION (UNAUDITED)

                                                                   PERCENT OF
                                                                   PORTFOLIO
                                                                   ----------
Energy ...........................................................      3.7%
Electric & Gas ...................................................      0.9%
Building Materials & Components ..................................      0.7%
Chemicals ........................................................      1.0%
Metals: Nonferous ................................................      3.4%
Metals: Steel ....................................................      1.4%
Miscellaneous Materials & Commodities ............................      0.3%
Aerospace & Military Technology ..................................      0.2%
Construction & Housing ...........................................      1.4%
Data Processing & Reproduction ...................................      1.1%
Electrical & Electronics .........................................      6.0%
Electronic Components ............................................      3.2%
Electronic Instruments ...........................................      2.3%
Industrial Components ............................................      3.0%
Machinery & Engineering ..........................................      3.7%
Appliances & Household Durables ..................................      3.1%
Automobiles ......................................................      5.1%
Beverages & Tobacco ..............................................      2.5%
Food & Household Products ........................................      2.0%
Health & Personal Care ...........................................      6.8%
Recreation, Other Consumer Products ..............................      1.1%
Broadcasting & Publishing ........................................      4.0%
Business & Public Services .......................................      1.2%
Merchandising ....................................................      2.3%
Telecommunications ...............................................      9.7%
Transportation: Airlines .........................................      1.0%
Transportation: Rail & Road ......................................      0.7%
Transportation: Shipping .........................................      0.1%
Wholesale & International Trade ..................................      0.6%
Finance ..........................................................     10.2%
Financial Services ...............................................      2.2%
Insurance ........................................................      3.0%
Real Estate ......................................................      0.8%
Multi-Industry ...................................................      5.2%
                                                                      ------

                                                                       94.1%
Cash & Equivalent Investments ....................................      5.9%
                                                                      ------

                                                                      100.0%
                                                                      =====

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS (UNAUDITED)
APRIL 30, 1997

                                                                                      VALUE
SECURITY DESCRIPTION                                                   SHARES       (NOTE 2)
--------------------                                                   ------       --------
COMMON STOCKS - 91.3%
AGRICULTURAL PRODUCTS - 0.5%
AGCO Corp. ...................................................          32,080        $  830,070
                                                                                    ------------

AIRLINES - 0.3%
Atlas Air, Inc.* .............................................          15,600           429,000
                                                                                    ------------

APPAREL & TEXTILES - 0.6%
NineWest Group, Inc.* ........................................          23,730           940,301
                                                                                    ------------

BANKS & CREDIT COMPANIES - 0.2%
TCF Financial Corp. ..........................................           6,600           269,775
                                                                                    ------------

BROADCASTING - 5.8%
American Radio Systems Corp.* ................................          39,785         1,163,711
Clear Channel Communications .................................          33,800         1,639,300
Cox Radio, Inc. Class A* .....................................             600            12,150
Emmis Broadcasting Corp. Class A* ............................           8,000           280,000
Heftel Broadcasting Corp.* ...................................           7,700           385,000
Heritage Media Corp. .........................................         135,775         2,477,893
Jacor Communications, Inc. ...................................          39,425         1,108,827
Lin Television Corp.* ........................................          40,955         1,694,512
                                                                                    ------------
                                                                                       8,761,393
                                                                                    ------------
BUILDING - 0.8%
Newport News Shipbuilding ....................................          83,800         1,257,000
                                                                                    ------------

BUSINESS MACHINES - 2.0%
Affiliated Computer Services .................................         119,390         3,104,140
                                                                                    ------------

BUSINESS SERVICES - 13.9%
Accustaff, Inc. ..............................................          77,364         1,411,892
ADT Ltd. .....................................................         114,500         3,134,437
America Online, Inc. .........................................           9,600           433,200
American List Corp. ..........................................          12,870           297,619
BDM International, Inc. ......................................          17,560           408,270
BISYS Group, Inc.*,+ .........................................          26,725           855,200
Claremont Technology Group* ..................................          36,500           492,750
Computer Sciences Corp. ......................................          10,760           672,500
Danka Business Systems Plc ADR ...............................          45,895         1,402,665
Dendrite International, Inc.* ................................           7,062            59,144
DST Systems, Inc.* ...........................................          32,330           917,364
Equity Corporation International .............................          18,685           401,728
Fine Host Corp.* .............................................          28,200           712,050
Fiserv, Inc. Corp. ...........................................          38,850         1,466,587
Franklin Quest Co.* ..........................................          17,400           367,575
Global Directmail Corp.* .....................................          26,150           460,894
HPR, Inc. ....................................................           8,200           115,825
Interim Services, Inc.* ......................................          54,012         2,092,964
May & Speh, Inc.* ............................................          52,100           384,238
Moneygram Payment Systems* ...................................          65,400           637,650
National Processing, Inc.* ...................................          57,800           404,600
PMT Services .................................................          46,800           555,750
Renaissance Solutions, Inc.* .................................           5,500           119,625
Rural/Metro Corp.* ...........................................           7,955           228,706
SPS Transaction Services Corp. ...............................          49,890           898,020
Superior Consultant Holdings* ................................          15,700           361,100
Technology Solutions Company .................................          34,800           917,850
Transaction Systems Architects Inc. Class A ..................          19,535           586,050
Walsh International* .........................................          38,880           340,200
                                                                                    ------------
                                                                                      21,136,453
                                                                                    ------------
CELLULAR PHONES - 0.2%
Corecomm, Inc ................................................          17,295           252,939
                                                                                    ------------

COMPUTER & OFFICE EQUIPMENT - 1.4%
BT Office Products International .............................          17,335           132,179
Ceridian Corp. ...............................................          16,400           547,350
Corporate Express, Inc. ......................................          62,600           626,000
Viking Products, Inc. ........................................          55,400           754,825
                                                                                    ------------
                                                                                       2,060,354
                                                                                    ------------
COMPUTER SOFTWARE - PC - 1.2%
Apex PC Solutions* ...........................................          32,600           224,125
Intuit, Inc. .................................................           9,400           207,975
Quantum Corp. ................................................          16,100           671,169
Spectrum Holobyte, Inc.* .....................................          60,495           370,532
Symantec Corp. ...............................................          29,120           418,600
                                                                                    ------------
                                                                                       1,892,401
                                                                                    ------------
COMPUTER SOFTWARE & SERVICES - 14.9%
Acxiom Corp. .................................................          15,600           204,750
Adobe Systems, Inc. ..........................................          46,315         1,812,073
American Business Information ................................          44,145           838,755
Black Box Corp. ..............................................          16,100           380,363
BMC Software, Inc. ...........................................          14,220           615,015
Cadence Design Systems, Inc. .................................         158,913         5,085,215
Catalyst International, Inc.* ................................          23,250            58,125
Clarify, Inc. ................................................          42,800           366,475
Cognos, Inc. .................................................          29,570           750,339
Compuware Corp. ..............................................          58,400         2,204,600
Control Data Systems, Inc. ...................................          82,955         1,099,153
Enterprise Systems, Inc.* ....................................          11,500           267,375
HNC Software .................................................          21,300           564,450
Information Resources, Inc. ..................................          14,500           192,125
Intelligroup, Inc.* ..........................................           9,400            92,825
JDA Software Group, Inc.* ....................................          12,700           320,675
Mecon, Inc.* .................................................          24,000            84,000
Metromail Corp.* .............................................          33,800           663,325
Premier Research Worldwide* ..................................           3,900            37,538
Pure Atria Corp.* ............................................          25,500           248,625
SCB Computer Technology, Inc.* ...............................           8,180           143,150
Simulation Sciences, Inc.* ...................................          27,800           283,213
Sterling Software Inc. .......................................          59,900         1,826,950
Sybase, Inc. .................................................          35,946           530,204
Synopsys, Inc. ...............................................          74,828         2,385,142
System Software Association, Inc. ............................          60,145           323,279
USCS International, Inc.* ....................................          89,400         1,475,100
Xionics Document Tech, Inc.* .................................          33,200           385,950
                                                                                    ------------
                                                                                      23,238,789
                                                                                    ------------
CONSTRUCTION SERVICES - 0.1%
Barnett, Inc.* ...............................................           6,435           119,048
                                                                                    ------------

CONSUMER GOODS & SERVICES - 1.5%
Alternative Resources Corp. ..................................          61,270           888,415
Blyth Industries, Inc. .......................................          12,150           479,925
Meta Group, Inc.* ............................................          15,280           259,760
USA Detergents, Inc. .........................................           8,900           101,238
US Rentals, Inc.* ............................................          25,600           486,400
                                                                                    ------------
                                                                                       2,215,738
                                                                                    ------------

CONTAINERS - 0.3%
Aptargroup, Inc. .............................................          10,700           428,000
                                                                                    ------------

ELECTRONICS - 2.6%
Actel Corp.* .................................................          45,800           818,675
Belden, Inc. .................................................          22,345           687,109
Lattice Semiconductor ........................................          11,600           648,150
Microchip Technology, Inc. ...................................          30,882           965,063
Sierra Semiconductor .........................................          46,900           791,438
                                                                                    ------------
                                                                                       3,910,435
                                                                                    ------------

ELECTRICAL EQUIPMENT - 6.0%
Altera Corp. .................................................          12,120           600,698
Analog Devices ...............................................         120,640         3,227,119
Burr-Brown Corp. .............................................          33,262           981,229
Cooper & Chyan Technology* ...................................          19,200           465,600
Dupont Photomasks, Inc.* .....................................          11,315           541,706
Kulicke & Soffa Industries ...................................          23,400           653,738
LSI Logic Corp. ..............................................          10,130           387,473
Phototronics Inc. ............................................          19,600           678,650
Ultratech Stepper, Inc. ......................................          52,800           947,100
VLSI Technology, Inc.* .......................................          31,100           618,113
                                                                                    ------------
                                                                                       9,101,426
                                                                                    ------------

FINANCIAL SERVICES - 3.8%
Advanta Corp. Class B ........................................          13,240           294,590
BA Merchant Services, Inc. Class A* ..........................          26,200           366,800
Franklin Resources, Inc. .....................................          62,230         3,679,348
PHH Corp. ....................................................          28,700         1,391,949
                                                                                    ------------
                                                                                       5,732,687
                                                                                    ------------

FOOD & BEVERAGE PRODUCTS - 0.8%
Buffetts, Inc. ...............................................          71,094           542,092
Smiths Food & Drug Centers Class B ...........................          12,700           425,450
Suiza Foods Corp.* ...........................................           9,100           260,488
                                                                                    ------------
                                                                                       1,228,030
                                                                                    ------------

INSURANCE - 2.6%
Equitable of Iowa Companies ..................................          49,700         2,429,087
Penncorp Financial Group, Inc. ...............................          19,800           680,625
Reliastar Financial Corp. ....................................           3,200           193,600
Security Connecticut Corp. ...................................          13,100           604,238
                                                                                    ------------
                                                                                       3,907,550
                                                                                    ------------

MACHINERY - 0.6%
Greenfield Industries, Inc. ..................................          35,600           725,350
Special Devices, Inc.* .......................................           7,600           120,650
                                                                                    ------------
                                                                                         846,000
                                                                                    ------------
MEDICAL & HEALTH PRODUCTS - 0.4%
KOS Pharmaceuticals, Inc.* ...................................          12,700           285,750
Transition Systems, Inc.* ....................................          17,600           211,200
Uromed Corp.* ................................................          13,635            52,836
                                                                                    ------------
                                                                                         549,786
                                                                                    ------------
MEDICAL, HEALTH TECHNOLOGY & SERVICES - 12.4%
Amerisource Health Corp. .....................................          15,300           682,763
Apache Medical Systems, Inc.* ................................           7,200            36,000
Cardinal Health, Inc. ........................................           9,062           482,552
Compdent Corp.* ..............................................          51,995           838,419
CRA Managed Care, Inc.* ......................................           6,200           218,550
Foundation Health Systems* ...................................               1                14
FPA Medical Management, Inc. .................................          15,400           250,250
Genesis Health Ventures, Inc. ................................          24,715           738,361
HCIA, Inc.* ..................................................          63,700         1,313,812
Healthsouth Corp. ............................................          57,608         1,137,757
Health Management Associates Class A .........................          65,916         1,763,252
Healthsource, Inc. ...........................................          18,000           378,000
Hologic, Inc. ................................................           8,600           178,450
Horizon/CMS Healthcare Corp.* ................................          80,500         1,277,937
IDX Systems Corp.* ...........................................          20,200           600,950
Integrated Living Communities* ...............................          17,300           129,750
Lincare Holdings, Inc. .......................................          27,265         1,070,150
Orthodonic Centers of America ................................           7,800            93,600
Pacificare Health Systems Class A ............................          19,875         1,525,406
Pacificare Health Systems Class B* ...........................           1,190            95,498
Pediatric Services of America* ...............................          37,260           628,763
Physician Sales & Service ....................................          18,245           264,553
Quorum Health Group, Inc.* ...................................          17,200           535,350
Regency Health Services Inc.* ................................          27,450           288,225
Renal Treatment Centers, Inc. ................................          10,400           224,900
Safeguard Health Enterprises* ................................          14,750           184,375
Schein Henry, Inc.* ..........................................           5,400           149,850
Steris Corp. .................................................          12,500           409,375
St. Jude Medical, Inc. .......................................          23,795           773,338
Trigon Healthcare, Inc.* .....................................           8,200           155,800
Vivra, Inc. ..................................................          93,090         2,408,704
                                                                                    ------------
                                                                                      18,834,704
                                                                                    ------------
METALS AND MINERALS - 0.2%
Titanium Metals Corp.* .......................................          10,400           269,100
                                                                                    ------------

NON RETAIL STORES - 0.3%
Micro Warehouse, Inc. ........................................          29,080           501,630
                                                                                    ------------

OIL SERVICES - 1.2%
Global Industries Ltd. .......................................          43,400           911,400
National-Oilwell, Inc.* ......................................           7,700           299,338
Weatherford Enterra, Inc. ....................................          18,500           587,375
                                                                                    ------------
                                                                                       1,798,113
                                                                                    ------------
OIL - 0.2%
Barrett Resources Corp. ......................................           9,310           304,903
                                                                                    ------------

POLLUTION CONTROL - 0.3%
U.S.A Waste Services, Inc.* ..................................          15,746           515,682
                                                                                    ------------

PRINTING & PUBLISHING - 0.9%
Harte Hanks Communications ...................................          19,300           525,925
Pulitzer Publishing Co. ......................................          17,162           770,145
                                                                                    ------------
                                                                                       1,296,070
                                                                                    ------------
RAILROAD - 0.4%
Wisconsin Central Transport ..................................          17,035           557,896
                                                                                    ------------

REAL ESTATE - 0.1%
Kilroy Realty Corp.* .........................................           4,400           103,400
                                                                                    ------------

RESTAURANTS, LODGING & HOSPITALITY - 5.7%
Applebee's International, Inc. ...............................          32,345           756,065
Capstar Hotel Co.* ...........................................          35,800         1,015,825
Doubletree Corp.* ............................................          12,040           505,680
Harrah's Entertainment, Inc. .................................          53,765           860,240
HFS, Inc. ....................................................          20,375         1,207,219
Mirage Resorts, Inc. .........................................          14,095           283,662
Outback Steakhouse, Inc. .....................................          23,985           470,706
Prime Hospitality Corp. ......................................          71,600         1,190,350
Promus Hotel Corp.* ..........................................          16,985           598,721
Rio Hotel and Casino, Inc.* ..................................           7,570           105,034
Sholodge, Inc. ...............................................          12,700           139,700
Sonic Corp. ..................................................          28,485           377,426
TaCo Cabana Class A ..........................................          21,420           101,745
Wyndham Hotel Corp.* .........................................          36,150           998,644
                                                                                    ------------
                                                                                       8,611,017
                                                                                    ------------
RETAIL STORES - 5.3%
Anntaylor Stores Corp.* ......................................          36,900           894,825
Dollar General Corp. .........................................          45,219         1,430,043
General Nutrition Companies ..................................          62,400         1,341,600
Gymboree Corp. ...............................................          36,695         1,015,993
Mazel Stores, Inc.* ..........................................          20,800           301,600
Petco Animal Supplies, Inc. ..................................          15,300           327,038
Rite Aid Corp. ...............................................          52,699         2,424,165
Talbots, Inc. ................................................          13,700           369,900
                                                                                    ------------
                                                                                       8,105,164
                                                                                    ------------
SPECIAL PRODUCTS & SERVICES - 0.5%
Catalina Marketing Corp. .....................................          14,000           441,000
Central Parking Corp. ........................................           9,770           268,675
                                                                                    ------------
                                                                                         709,675
                                                                                    ------------
TELECOMMUNICATIONS - 2.4%
Adtran, Inc. .................................................          14,800           438,450
Cabletron Systems, Inc. ......................................          31,390         1,082,955
Cable Design Technologies ....................................          37,165           701,489
Glenayre Technologies, Inc. ..................................          68,500           676,438
Proxim, Inc.* ................................................          13,700           275,713
Transaction Network Services .................................          40,700           457,875
VDI Media* ...................................................          14,000            87,500
                                                                                    ------------
                                                                                       3,720,420
                                                                                    ------------
OTHER - 0.9%
Student Loan Corp. ...........................................          36,300         1,311,338
                                                                                    ------------
TOTAL COMMON STOCKS (COST $140,121,875) ......................                       138,850,427
                                                                                    ------------

U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.8%
FHLB Disc Corp., due 05/01/97, 5.28% .........................       3,600,000         3,600,000
Federal Home Loan Mortgage Corp., due 05/13/97, 5.355% .......       3,300,000         3,294,110
Federal Home Loan Mortgage Corp., due 05/19/97, 5.35% ........       3,300,000         3,291,173
FNMA, due 05/23/97, 5.35% ....................................       3,200,000         3,189,538
                                                                                    ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (COST $13,374,819) .........................................                        13,374,821
                                                                                    ------------
TOTAL INVESTMENTS - 100.1%
  (Identified Cost $155,352,980)(a) ..........................                       152,225,248

OTHER LIABILITIES IN EXCESS OF ASSETS - (0.1)%                                          (135,183)
                                                                                    ------------
TOTAL NET ASSETS - 100.0% ....................................                      $152,090,065
                                                                                    ============
------------------------------------------------------------------------------------------------
*            - Non-Income Producing Security.
+            - Affiliated Company.
ADR          - American Depository Receipt.
(a) For Federal income tax purposes, the cost of securities owned at April 30, 1997 was substantially the same as the cost of securities for financial statement purposes.

                      See notes to financial statements.

REPUBLIC PORTFOLIOS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 1997

                                                                FIXED          INTERNATIONAL       SMALL CAP
                                                               INCOME             EQUITY            EQUITY
                                                              PORTFOLIO          PORTFOLIO         PORTFOLIO
                                                            ------------       -------------      ------------
ASSETS:
  Investments in securities, at value (cost
    $111,562,469, $161,568,572, and
    $155,352,980, respectively) ..................          $111,245,749       $182,371,215       $152,225,248
  Receivable for investments sold ................             5,803,842            388,236          1,000,758
  Interest receivable ............................               895,111             34,476                 --
  Dividends receivable ...........................                    --            832,926              9,241
  Cash ...........................................               123,888            766,223              5,794
  Unrealized appreciation on open forward
    foreign currency contracts ...................                87,103            393,726                 --
  Unamortized organization expenses ..............                36,780             36,672             14,263
  Prepaid expenses ...............................                 1,400             12,108             13,756
                                                            ------------       ------------       ------------
Total Assets .....................................           118,193,873        184,835,582        153,269,060
                                                            ------------       ------------       ------------

LIABILITIES:
  Payable for investments purchased ..............            22,805,992          1,741,653          1,068,845
  Variation margin payable on futures
    contracts ....................................                14,313                 --                 --
  Unrealized depreciation on open forward
    foreign currency contracts ...................                   862            251,454                 --
  Sub-advisory fees payable ......................                24,093             72,620             78,535
  Audit fees payable .............................                 9,019              9,019              9,019
  Custodian fees payable .........................                 5,360              6,236              5,737
  Administration fees payable ....................                 3,795              7,251              8,424
  Fund accounting fees payable ...................                 3,213              3,964              6,720
  Other accrued expenses .........................                 1,343              2,985              1,715
                                                            ------------       ------------       ------------
Total Liabilities ................................            22,867,990          2,095,182          1,178,995
                                                            ------------       ------------       ------------
NET ASSETS:
  Applicable to investors' beneficial interest ...          $ 95,325,883       $182,740,400       $152,090,065
                                                            ============       ============       ============

                      See notes to financial statements.


REPUBLIC PORTFOLIOS
STATEMENTS OF OPERATIONS (UNAUDITED)
FOR THE SIX MONTHS ENDED APRIL 30, 1997

                                                                   FIXED        INTERNATIONAL       SMALL CAP
                                                                  INCOME            EQUITY            EQUITY
                                                                 PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                              --------------   ---------------   ---------------
INVESTMENT INCOME:
  Interest income ....................................          $2,554,669       $   258,172       $   326,435
  Dividend income (net of foreign withholding tax
    of $0, $240,808 and $143, respectively) ..........              20,262         1,360,231           116,872
                                                                ----------       -----------       -----------
Total investment income ..............................           2,574,931         1,618,403           443,307
                                                                ----------       -----------       -----------
EXPENSES:
  Investment manager and sub-advisory fees ...........             204,000           582,616           644,842
  Administration fees ................................              19,227            39,484            35,744
  Fund accounting fees ...............................              20,000            25,000            25,000
  Custodian fees and expenses ........................              25,858            87,793            32,668
  Audit fees .........................................               9,019             9,019             9,019
  Amortization of organization expenses ..............               6,697             6,757             5,738
  Legal fees .........................................               8,077            16,669            15,616
  Trustees' fees .....................................               2,353             5,068             4,887
  Insurance expense ..................................               1,448             3,077             2,926
  Other expenses .....................................               9,930            15,051             9,704
                                                                ----------       -----------       -----------
      Total expenses .................................             306,609           790,534           786,144
      Voluntary fee reductions .......................             (76,892)         (197,417)         (178,721)
                                                                ----------       -----------       -----------
      Total net expenses .............................             229,717           593,117           607,423
                                                                ----------       -----------       -----------
Net Investment Income ................................           2,345,214         1,025,286          (164,116)
                                                                ----------       -----------       -----------
NET REALIZED/UNREALIZED GAINS (LOSSES) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gains (losses) on:
    Investment transactions ..........................             945,817         2,644,944         4,096,584
    Foreign currency transactions ....................            (188,338)          768,299                --
    Futures ..........................................            (124,404)               --                --
  Net unrealized appreciation (depreciation) on
    investments ......................................          (1,054,237)       11,886,864        (6,158,173)
  Net unrealized appreciation (depreciation) on
    foreign currency contracts and translations ......               6,317           (52,626)               --
  Net unrealized depreciation on futures contracts ...             (75,672)               --                --
                                                                ----------       -----------       -----------

Net realized/unrealized gains (losses) on
  investments and foreign currency transactions ......            (490,517)       15,247,481        (2,061,589)
                                                                ----------       -----------       -----------

Net Increase (Decrease) in Net Assets resulting
  from Operations ....................................          $1,854,697       $16,272,767       $(2,225,705)
                                                                ==========       ===========       ===========

                      See notes to financial statements.

REPUBLIC FIXED INCOME PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                              FOR THE SIX           FOR THE
                                                              MONTHS ENDED        YEAR ENDED
                                                             APRIL 30, 1997       OCTOBER 31,
                                                              (UNAUDITED)            1996
                                                           -----------------   ----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................        $ 2,345,214        $ 2,797,404
    Net realized gains on investment and foreign currency
      transactions ......................................            633,075             86,604
    Net change in unrealized appreciation (depreciation)
      on investments and foreign currency transactions ..         (1,123,592)           539,871
                                                                 -----------        -----------
  Change in net assets resulting from operations ........          1,854,697          3,423,879
                                                                 -----------        -----------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         36,191,211         35,186,698
    Withdrawals .........................................         (6,898,407)        (4,454,722)
                                                                 -----------        -----------
  Change in net assets from capital share transactions ..         29,292,804         30,731,976
                                                                 -----------        -----------
  CHANGE IN NET ASSETS ..................................         31,147,501         34,155,855
  NET ASSETS:
    Beginning of period .................................         64,178,382         30,022,527
                                                                 -----------        -----------
    End of period .......................................        $95,325,883        $64,178,382
                                                                 ===========        ===========

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                 FOR THE SIX           FOR THE
                                                                 MONTHS ENDED        YEAR ENDED
                                                                APRIL 30, 1997       OCTOBER 31,
                                                                 (UNAUDITED)            1996
                                                                --------------       -----------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment income ...............................       $  1,025,286        $ 1,107,451
    Net realized gains on investment and foreign currency
      transactions ......................................          3,413,243          2,417,998
    Net change in unrealized appreciation on investments
      and foreign currency transactions .................         11,834,238          7,391,200
                                                                ------------       ------------
  Change in net assets resulting from operations ........         16,272,767         10,916,649
                                                                ------------       ------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions .......................................         43,602,786         90,808,909
    Withdrawals .........................................        (12,373,677)        (6,415,942)
                                                                ------------       ------------
  Change in net assets from capital share transactions ..         31,229,109         84,392,967
                                                                ------------       ------------
  CHANGE IN NET ASSETS ..................................         47,501,876         95,309,616
  NET ASSETS:
    Beginning of period .................................        135,238,524         39,928,908
                                                                ------------       ------------
    End of period .......................................       $182,740,400       $135,238,524
                                                                ============       ============

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                 FOR THE PERIOD
                                                                                  SEPTEMBER 3,
                                                                                      1996
                                                             FOR THE SIX          (COMMENCEMENT
                                                            MONTHS ENDED        OF OPERATIONS) TO
                                                           APRIL 30, 1997          OCTOBER 31,
                                                             (UNAUDITED)              1996
                                                           --------------       -----------------
INVESTMENT ACTIVITIES:
  OPERATIONS:
    Net investment loss ............................        $   (164,116)        $      (12,942)
    Net realized gains on investment transactions ..           4,096,584                283,247
    Net change in unrealized appreciation
      (depreciation) on investments ................          (6,158,173)             3,030,441
                                                            ------------         --------------
  Change in net assets resulting from operations ...          (2,225,705)             3,300,746
                                                            ------------         --------------
  CAPITAL SHARE TRANSACTIONS:
    Contributions ..................................          48,725,229            116,600,020
    Withdrawals ....................................         (14,310,325)                    --
                                                            ------------         --------------
  Change in net assets from capital share
    transactions ...................................          34,414,904            116,600,020
                                                            ------------         --------------
  CHANGE IN NET ASSETS .............................          32,189,199          1,199,007,656
  NET ASSETS:
    Beginning of period ............................         119,900,866                    100
                                                            ------------         --------------
    End of period ..................................        $152,090,065         $  119,900,866
                                                            ============         ==============

                      See notes to financial statements.

REPUBLIC PORTFOLIOS
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1997
(UNAUDITED)

1. ORGANIZATION. The Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio (collectively the "Portfolios") are diversified series of the Republic Portfolios (the "Portfolio Trust"), an open-end management investment company, which currently has only these three series. The Portfolio Trust was organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolios.

        The investment objective of the Fixed Income Portfolio is to realize above-average total return over a market cycle of three to five years, consistent with reasonable risk, through investment in a diversified portfolio of U.S. Government securities, corporate bonds (including bonds rated below investment grade commonly referred to as "junk bonds"), foreign fixed-income securities, mortgage backed securities of domestic issuers and other fixed-income securities. The Fixed Income Portfolio's average weighted maturity will ordinarily exceed five years.

        The investment objective of the International Equity Portfolio is to seek long-term growth of capital and future income through investment primarily in securities of non-U.S. issuers (including American Depository Receipts ("ADRs") and U.S. registered securities) and securities whose principal markets are outside of the United States.

        The investment objective of the Small Cap Equity Portfolio is to seek long-term growth of capital by investing primarily in equity securities of small- and medium-sized companies that are early in their life cycle but which may have potential to become major enterprises ("emerging growth companies").

        Republic National Bank of New York ("Republic" or the "Manager") serves as investment manager to the Portfolios. BISYS Fund Services, Inc., ("BISYS") serves as administrator to the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES. The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

   SECURITIES VALUATION: The net asset value of each Portfolio is determined each day on which the New York Stock Exchange ("NYSE") is open for trading. Each Sub-Adviser typically completes its trading on behalf of the Portfolio in various markets before 4:00 p.m. and the value of the portfolio securities is determined when the primary market for those securities closes for the day. Foreign currency exchange rates are also determined prior to 4:00 p.m., however, if extraordinary events occur that are expected to affect the value of a portfolio security after the close of the primary exchange on which it is traded, the security will be valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

        Equity securities are valued at the last reported sales price on the securities exchange on which such securities are primarily traded or at the last reported sales price on the NASDAQ National Securities Market on the date of valuation.

        Bonds and other fixed-income securities which are traded over-the-counter and on a stock exchange will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities this ordinarily will be the over-the-counter market. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in the portfolio may be valued on the basis of valuations furnished by a pricing service, use of which has been approved by the Board of Trustees of the Portfolio Trust. In making such valuations, the pricing service utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. Short-term debt obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees of the Portfolio Trust.

        Futures contracts are normally valued at the settlement price on the exchange on which they are traded. Portfolio securities (other than short-term obligations) for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees of the Portfolio Trust.

        Bonds and other fixed income securities listed on a foreign exchange are valued at the last quoted sales price available before the time when assets are valued.

   FOREIGN CURRENCY TRANSLATION:
   The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:
   The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities, or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

   FUTURES:
   A futures contract is an agreement to purchase/sell a specified quantity of an underlying instrument at a specified future date or to make/receive a cash payment based on the value of a securities index. The price at which the purchase and sale will take place is fixed when the Portfolio enters into the contract. Upon entering into such a contract the Fixed Income Portfolio is required to pledge to the broker an amount of cash and/or securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the Fixed Income Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fixed Income Portfolio as unrealized gains or losses. When the contract is closed, the Fixed Income Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time when it was closed. The Fixed Income Portfolio invests in futures contracts solely for the purpose of hedging its existing portfolio securities, or securities the Fixed Income Portfolio intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparts to meet the terms of their contracts. The summary of open financial futures contracts at April 30, 1997 is included in the Fixed Income Portfolio's Schedule of Investments which is included elsewhere in this report.

   SECURITIES TRANSACTIONS AND RELATED INCOME:
   Securities transactions are accounted for on a trade date basis. Interest income, including accretion of discount and amortization of premium, is accrued daily. Dividend income and other distributions from the portfolio securities are recorded on the ex-dividend date, except, if the ex- dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured. Realized gains and losses on securities transactions are determined on the identified cost basis.

   EXPENSES ALLOCATION:
   Expenses incurred by the Portfolio Trust with respect to any two or more Portfolios in the Trust are allocated in proportion to the net assets of each Portfolio, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

   TAXES:
   The Portfolios will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolios will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

        Income received by the Portfolio from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries.

   UNAMORTIZED ORGANIZATION EXPENSES:
   Each Portfolio incurred certain costs in connection with their organization. Such costs have been deferred and are being amortized on a straight-line basis over a five year period from the commencement of operations.

3. AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
   INVESTMENT MANAGEMENT:
   Republic National Bank of New York ("Republic" or the "Manager") serves as the Investment Manager to the Portfolios pursuant to an Investment Management Contract with the Portfolio Trust. Subject to the general guidance and the policies set by the Trustees of the Portfolio Trust, Republic provides general supervision over the investment management functions performed by the Sub-Advisers. For its services under the Investment Management Contracts, the Manager is entitled to receive from the Portfolio, fees payable monthly, at the annual rate of 0.20% of the Fixed Income Portfolio's average daily net assets and at the annual rate of 0.25% of each of the International Equity Portfolio's and Small Cap Equity Portfolio's average daily net assets. For the six months ended April 30, 1997 the Manager waived these fees for each Portfolio.

   SUB-ADVISORY:
   Miller, Anderson & Sherrerd (the "Fixed Income Sub-Adviser") continuously manages the investment portfolio of the Fixed Income Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Fixed Income Sub-Adviser is paid a fee by the Fixed Income Portfolio, computed daily and based on the Fixed Income Portfolio's average daily net assets, equal on an annual basis to 0.375% of the net assets up to $50 million, 0.25% of the net assets over $50 million up to $95 million, $300,000 on net assets over $95 million up to $150 million, 0.20% of net assets over $150 million up to $250 million, and 0.15% of net assets over $250 million.

        Capital Guardian Trust Company (the "International Equity Sub- Adviser") continuously manages the investment portfolio of the International Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the International Equity Sub-Adviser is paid a fee by the International Equity Portfolio, computed daily and based on the International Equity Portfolio's average daily net assets, equal on an annual basis to 0.70% of the net assets up to $25 million, 0.55% of the net assets over $25 million up to $50 million, 0.425% of net assets over $50 million up to $250 million, and 0.375% of net assets over $250 million.

        MFS Institutional Advisors, Inc. (the "Small Cap Equity Sub-Adviser") continuously manages the investment portfolio of the Small Cap Equity Portfolio pursuant to a Sub-Advisory Agreement with the Manager. For its services, the Sub-Adviser is paid a fee by the Small Cap Equity Portfolio, computed daily and based on the Small Cap Equity Portfolio's average daily net assets, equal on an annual basis to 0.75% of the net assets up to $50 million and 0.60% of the net assets in excess of $50 million.

        It is the responsibility of the Sub-Advisers not only to make investment decisions for their respective Portfolio, but also to place purchase and sale orders for the portfolio transactions of their respective Portfolio. For the six months ended April 30, 1997 the sub- advisory fees for each Portfolio were as follows:

        Fixed Income Portfolio .....................................  $127,108
        International Equity Portfolio .............................   385,199
        Small Cap Equity Portfolio .................................   466,121

   ADMINISTRATION:
   Pursuant to an Administrative Services Agreement, BISYS Fund Services Ireland Ltd., ("BISYS") provides the Portfolios with general office facilities, and supervises the overall administration of the Portfolios including, among other responsibilities, assisting in the preparation and filing of all documents required for compliance by the Portfolios with applicable laws and regulations and arranges for the maintenance of books and records of the Portfolios. For its services to the Portfolios, BISYS receives from each Portfolio, fees payable monthly, equal on an annual basis to 0.05% of the first $1 billion of a Portfolio's average daily assets; 0.04% of the next $1 billion of such assets; and 0.035% of such assets in excess of $2 billion. For the six months ended April 30, 1997 BISYS earned the following fees as Administrator for each Portfolio.

        Fixed Income Portfolio ......................................  $19,227
        International Equity Portfolio ..............................   39,484
        Small Cap Equity Portfolio ..................................   35,744

   FUND ACCOUNTING:
   Pursuant to a Fund Accounting Agreement, Investors Bank and Trust Co., ("IBT") serves as fund accounting agent to the Portfolios. For its services to the Fixed Income Portfolio, International Equity Portfolio and Small Cap Equity Portfolio, IBT receives fees payable monthly equal on an annual basis to $40,000, $50,000 and $50,000 respectively. For the six months ended April 30, 1997, the following fees were incurred for these services.

        Fixed Income Portfolio ......................................  $20,000
        International Equity Portfolio ..............................   25,000
        Small Cap Equity Portfolio ..................................   25,000

   TRUSTEES' FEES:
   The fees paid and out-of-pocket expenses reimbursed to the Trustees for the six months ended April 30, 1997 were as follows:

        Fixed Income Portfolio ......................................   $2,353
        International Equity Portfolio ...............................   5,068
        Small Cap Equity Portfolio ...................................   4,887

4. INVESTMENT TRANSACTIONS. During the six months ended April 30, 1997, each Portfolio purchased and sold portfolio securities, excluding short- term securities, in the following amounts:

                                                 PURCHASES            SALES
                                                 ---------            -----
    Fixed Income Portfolio .............       $216,847,957       $190,791,098
    International Equity Portfolio .....         52,964,000         18,679,551
    Small Cap Equity Portfolio .........         84,172,557         58,852,462

5. CONCENTRATION OF CREDIT RISK. The Fixed Income Portfolio had the following concentrations by security type at April 30, 1997 (as a percentage of total investments):

        Asset-Backed Securities ......................................    1.2%
        Collateralized Mortgage Obligations ..........................    6.1%
        Commercial Paper .............................................   21.1%
        Corporate Bonds ..............................................   12.9%
        Foreign Government Obligations ...............................    2.1%
        U.S. Government Agency Obligations ...........................   27.0%
        U.S. Treasury Obligations ....................................   27.8%
        Yankee Bonds .................................................    1.8%
                                                                        -----
                                                                        100.0%
                                                                        -----

REPUBLIC FIXED INCOME PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                        FOR THE PERIOD
                                              FOR THE SIX                              JANUARY 9, 1995
                                              MONTHS ENDED           FOR THE            (COMMENCEMENT
                                             APRIL 30, 1997         YEAR ENDED        OF OPERATIONS) TO
                                              (UNAUDITED)        OCTOBER 31, 1996      OCTOBER 31, 1995
                                             --------------      ----------------     -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000) ...         $95,326              $64,178               $30,023
  Ratio of expenses to average net
    assets ............................           0.60%(b)             0.67%                 0.46%(b)
  Ratio of net investment income to
    average net assets ................           6.09%(b)             5.66%                 6.04%(b)
  Ratio of expenses to average net
    assets (a) ........................           0.80%(b)             0.90%                 1.00%(b)
  Ratio of net investment income to
    average net assets (a) ............           5.89%(b)             5.43%                 5.51%(b)
  Portfolio turnover ..................         260.92%              152.00%               100.00%

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.

                      See notes to financial statements.

REPUBLIC INTERNATIONAL EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                                       FOR THE PERIOD
                                             FOR THE SIX                              JANUARY 9, 1995
                                             MONTHS ENDED           FOR THE            (COMMENCEMENT
                                            APRIL 30, 1997         YEAR ENDED        OF OPERATIONS) TO
                                             (UNAUDITED)        OCTOBER 31, 1996      OCTOBER 31, 1995
                                            --------------      ----------------     -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000) ...        $182,740             $135,239               $39,929
  Ratio of expenses to average net
    assets ............................           0.75%(b)             0.83%                 0.64%(b)
  Ratio of net investment income to
    average net assets ................           1.30%(b)             1.14%                 1.55%(b)
  Ratio of expenses to average net
    assets (a) ........................           1.00%(b)             1.10%                 1.39%(b)
  Ratio of net investment income to
    average net assets (a) ............           1.05%(b)             0.87%                 0.80%(b)
  Portfolio turnover ..................          12.48%               23.30%                 3.07%
  Average commission rate paid (c) ....          $0.005               $0.003                    --

(a) During the period, certain fees were voluntarily reduced and expenses reimbursed. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

REPUBLIC SMALL CAP EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

                                                                               FOR THE PERIOD
                                                          FOR THE SIX         SEPTEMBER 3, 1996
                                                          MONTHS ENDED          (COMMENCEMENT
                                                         APRIL 30, 1997       OF OPERATIONS) TO
                                                          (UNAUDITED)         OCTOBER 31, 1996
                                                         --------------       -----------------
RATIOS/SUPPLEMENTAL DATA:
  Net assets at end of period (000) .................        $152,090              $119,901
  Ratio of expenses to average net assets ...........           0.85%(b)              0.82%
  Ratio of net investment loss to average net assets          (0.23)%(b)            (0.11)%
  Ratio of expenses to average net assets (a) .......           1.10%(b)              1.10%
  Ratio of net investment loss to average net assets
    (a)                                                       (0.48)%(b)            (0.39)%(b)
  Portfolio turnover ................................          44.48%                50.55%
  Average commission rate paid (c) ..................          $0.057                $0.009

(a) During the period, certain fees were voluntarily reduced. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(b) Annualized.
(c) Represents the dollar amount of commissions paid on Portfolio transactions divided by the total number of shares purchased and sold for which commissions were charged.

                      See notes to financial statements.

REPUBLIC NEW YORK TAX-FREE BOND FUND
REPUBLIC EQUITY FUND
REPUBLIC FIXED INCOME FUND
REPUBLIC INTERNATIONAL EQUITY FUND
REPUBLIC SMALL CAP EQUITY FUND

REPUBLIC FAMILY OF FUNDS:                   SUB-ADVISERS
CUSTOMER SERVICE                              REPUBLIC EQUITY FUND
  Republic National Bank of New York          Alliance Capital Management, L.P.
  452 Fifth Avenue                            1345 Avenue of the Americas
  New York, NY 10018                          New York, NY 10105
  (800) 782-8183
                                              Brinson Partners, Inc.
INVESTMENT ADVISER                            209 South LaSalle Street
Republic National Bank of New York            Chicago, IL 60604
452 Fifth Avenue
New York, NY 10018                            REPUBLIC FIXED INCOME FUND
                                              Miller Anderson & Sherrerd
ADMINISTRATOR, DISTRIBUTOR AND SPONSOR        One Tower Bridge
BISYS Fund Services                           West Conshohocken, PA 19428
3435 Stelzer Road
Columbus,OH 43219                             REPUBLIC INTERNATIONAL EQUITY
                                              Capital Guardian Trust Company
CUSTODIAN AND TRANSFER AGENT                  11100 Santa Monica Boulevard
Investors Bank & Trust Company                Los Angeles, CA 90025
89 South Street
Boston, MA 02111                              REPUBLIC SMALL CAP EQUITY FUND
                                              MFS Institutional Advisors, Inc.
INDEPENDENT AUDITORS                          500 Boylston Street
KPMG Peat Marwick LLP                         Boston, MA 02116
99 High Street
Boston, MA 02110

LEGAL COUNSEL
Dechert Price & Rhoads
1500 K Street, N.W.
Washington, D.C. 20005

RFFAC (6/97)